                                                                   EXHIBIT 10.72
                  LEASE AGREEMENT WITH STONE & WEBSTER, INC.

                             1430 ENCLAVE PARKWAY
                                HOUSTON, TEXAS

                             OFFICE BUILDING LEASE

                                    BETWEEN

                       WELLS OPERATING PARTNERSHIP, L.P.

                        a Delaware limited partnership

                                  AS LANDLORD

                                      AND

                             STONE & WEBSTER, INC.

                            a Louisiana corporation

                                   AS TENANT

                                TABLE OF CONTENTS

PART ONE
     BASIC LEASE PROVISIONS......................................................  Part One-Page 7

                  1.       Tenant................................................  Part One-Page 7
                           ------
                  2.       Premises..............................................  Part One-Page 7
                           --------
                  3.       Term:.................................................  Part One-Page 7
                           ----
                  4.       Base Rent (Part Two, Section 3.1).....................  Part One-Page 7
                           ---------
                  5.       Expense Stop..........................................  Part One-Page 7
                           ------------
                  6.       Security Deposit......................................  Part One-Page 7
                           ----------------
                  7.       Premises Use..........................................  Part One-Page 7
                           ------------
                  8.       Tenant's Insurance....................................  Part One-Page 7
                           ------------------
                  9.       Addresses For Notices and Payment of
                           ------------------------------------
                           Rent and Other Charges................................  Part One-Page 8
                           -----------------------
                  10.      Brokers (Part Two, Article 17)........................  Part One-Page 8
                           -------
                  11.      Exhibits and Riders...................................  Part One-Page 8
                           -------------------
                  12.      Incorporation of Other Provisions.....................  Part One-Page 8
                           ---------------------------------

GENERAL LEASE PROVISIONS.........................................................  Part Two-Page 1

         1.       PREMISES, COMMON AREAS, SERVICE AREAS..........................  Part Two-Page 1
                  -------------------------------------
                  1.1      Building..............................................  Part Two-Page 1
                           --------
                  1.2      Ceilings, Walls, Floors...............................  Part Two-Page 1
                           -----------------------
                  1.3      Condition of Premises.................................  Part Two-Page 1
                           ---------------------
                  1.4      Common and Service Areas..............................  Part Two-Page 1
                           ------------------------
                           (a)      Common Areas.................................  Part Two-Page 1
                                    ------------
                           (b)      Service Areas................................  Part Two-Page 1
                                    -------------
         2.       TERM; RENEWAL..................................................  Part Two-Page 1
                  -------------
                  2.1      Term..................................................  Part Two-Page 1
                           ----
                  2.2      Renewal...............................................  Part Two-Page 2
                           -------
                  2.3      Holding Over..........................................  Part Two-Page 3
                           ------------
         3.       MONETARY PROVISIONS............................................  Part Two-Page 3
                  -------------------
                  3.1      Base  Rent............................................  Part Two-Page 3
                           ----------
                  3.2      Tenant's Share of Certain Costs.......................  Part Two-Page 3
                           -------------------------------
                           (a)      Operating Costs..............................  Part Two-Page 3
                                    ---------------
                           (b)      Pro Rata Share Computation...................  Part Two-Page 3
                                    --------------------------
                           (c)      Estimated Costs..............................  Part Two-Page 4
                                    ---------------
                           (d)      Estimate Revisions...........................  Part Two-Page 4
                                    ------------------
                           (e)      Annual Adjustments...........................  Part Two-Page 4
                                    ------------------

                           (f)      Final Partial Year.......................................  Part Two-Page 5
                                    ------------------
                           (g)      Adjustment for Occupancy.................................  Part Two-Page 5
                                    ------------------------
                  3.3      Personal Property Taxes...........................................  Part Two-Page 5
                           -----------------------
                  3.4      Late Payments.....................................................  Part Two-Page 6
                           -------------
                  3.5      Interest..........................................................  Part Two-Page 6
                           --------
                  3.6      Administrative Reimbursement......................................  Part Two-Page 6
                           ----------------------------
                  3.7      Additional Rent...................................................  Part Two-Page 6
                           ---------------
         4.       SYSCO CORPORATION LEASE....................................................  Part Two-Page 6
                  -----------------------
         5.       SERVICES AND UTILITIES.....................................................  Part Two-Page 6
                  ----------------------
                  5.1      Services by Landlord..............................................  Part Two-Page 6
                           --------------------
                  5.2      Tenant's Obligations..............................................  Part Two-Page 7
                           --------------------
                  5.3      Tenant's Additional Service Requirements..........................  Part Two-Page 7
                           ----------------------------------------
                           (a)  Additional Services Requiring
                                -----------------------------
                                    Landlord Consent.........................................  Part Two-Page 7
                                    ----------------
                           (b)      Providing Additional Services............................  Part Two-Page 7
                                    -----------------------------
                                    (i)     Removal by Tenant. ..............................  Part Two-Page 7
                                            -----------------
                                    (ii)    Separate Metering................................  Part Two-Page 8
                                            -----------------
                                    (iii)   Additional HVAC..................................  Part Two-Page 8
                                            ---------------
                                    (iv)    Replacement Bulbs................................  Part Two-Page 8
                                            -----------------
                                    (v)     Additional Janitorial Services...................  Part Two-Page 8
                                            ------------------------------
                                    (vi)    Substitution of Cleaning Contractors.............  Part Two-Page 8
                                            ------------------------------------
                           (c)      After Hours Heat or Air Conditioning.....................  Part Two-Page 8
                                    ------------------------------------
                           (d)      Payment..................................................  Part Two-Page 9
                                    -------
                  5.4      Interruption of Utility Service...................................  Part Two-Page 9
                           -------------------------------
         6.       OCCUPANCY AND CONTROL......................................................  Part Two-Page 9
                  ---------------------
                  6.1      Use...............................................................  Part Two-Page 9
                           ---
                  6.2      Access to the Building and Premises;
                           ------------------------------------
                           Telephone System..................................................  Part Two-Page 9
                           ----------------
                  6.3      Rules and Regulations.............................................  Part Two-Page 10
                           ---------------------
                  6.4      Additional Covenants of Tenant....................................  Part Two-Page 10
                           ------------------------------
                           (a)      Laws, Statutes...........................................  Part Two-Page 10
                                    --------------
                           (b)      Nuisance.................................................  Part Two-Page 11
                                    --------
                           (c)      Building Reputation......................................  Part Two-Page 11
                                    -------------------
                           (d)      Recording................................................  Part Two-Page 11
                                    ---------
                  6.5      Access by Landlord................................................  Part Two-Page 11
                           ------------------
                  6.6      Control of Project................................................  Part Two-Page 11
                           ------------------
                  6.7      Minimization of Disruption........................................  Part Two-Page 11
                           --------------------------
         7.       REPAIRS, MAINTENANCE AND ALTERATIONS.......................................  Part Two-Page 12
                  ------------------------------------
                  7.1      Landlord's Repair Obligations.....................................  Part Two-Page 12
                           -----------------------------
                  7.2      Tenant's Repair Obligations.......................................  Part Two-Page 12
                           ---------------------------

                  7.3      Rights of Landlord.....................................   Part Two-Page 13
                           ------------------
                  7.4      Surrender..............................................   Part Two-Page 13
                           ---------
                  7.5      Alterations by Tenant..................................   Part Two-Page 13
                           ---------------------
                           (a)      Approval Required.............................   Part Two-Page 13
                                    -----------------
                           (b)      Complex Alterations...........................   Part Two-Page 14
                                    -------------------
                           (c)      Standard of Work..............................   Part Two-Page 14
                                    ----------------
                           (d)      Ownership of Alterations......................   Part Two-Page 14
                                    ------------------------
                  7.6      Liens..................................................   Part Two-Page 14
                           -----
         8.       INSURANCE.......................................................   Part Two-Page 14
                  ---------
                  8.1      Insurance Required of Tenant...........................   Part Two-Page 14
                           ----------------------------
                           (a)      Commercial General Liability Insurance........   Part Two-Page 14
                                    --------------------------------------
                           (b)      Workers' Compensation and Employer
                                    ----------------------------------
                                    Liability Coverage............................   Part Two-Page 15
                                    -------------------
                           (c)      Property Insurance............................   Part Two-Page 15
                                    ------------------
                           (d)      Business Income and Extra
                                    -------------------------
                                    Expense Coverage..............................   Part Two-Page 15
                                    ----------------
                  8.2      Landlord's Insurance...................................   Part Two-Page 15
                           --------------------
                  8.3      Form of Policies and Additional Requirements...........   Part Two-Page 16
                           --------------------------------------------
                  8.4      Waiver of Subrogation..................................   Part Two-Page 16
                           ---------------------
                  8.5      Increase of Premiums...................................   Part Two-Page 16
                           --------------------
         9.       DAMAGE OR DESTRUCTION...........................................   Part Two-Page 17
                  ---------------------
                  9.1      Repair by Landlord.....................................   Part Two-Page 17
                           ------------------
                  9.2      Landlord's Rights Upon The Occurrence
                           -------------------------------------
                           of Certain Casualties..................................   Part Two-Page 17
                           ----------------------
                  9.3      Tenant's Rights Upon The Occurrence
                           -----------------------------------
                           of Certain Casualties..................................   Part Two-Page 18
                           ---------------------
                  9.4      Repairs by Tenant......................................   Part Two-Page 18
                           -----------------
                  9.5      Determination or Period Required for Rebuilding........   Part Two-Page 18
                           -----------------------------------------------
         10.      EMINENT DOMAIN..................................................   Part Two-Page 19
                  --------------
                  10.1     Total Taking...........................................   Part Two-Page 19
                           ------------
                  10.2     Partial Taking.........................................   Part Two-Page 19
                           --------------
                  10.3     Award..................................................   Part Two-Page 19
                           -----
         11.      ASSIGNMENT AND SUBLETTING.......................................   Part Two-Page 20
                  -------------------------
                  11.1     Consent................................................   Part Two-Page 20
                           -------
                  11.2     Definitions of Assignment and Affiliate................   Part Two-Page 20
                           ---------------------------------------
         12.      DEFAULT; REMEDIES...............................................   Part Two-Page 21
                  -----------------
                  12.1     Defaults by Tenant.....................................   Part Two-Page 21
                           ------------------
                  12.2     Remedies...............................................   Part Two-Page 21
                           --------
                           (a)      Termination of Lease..........................   Part Two-Page 22
                                    --------------------
                           (b)      Continuation of Lease.........................   Part Two-Page 22
                                    ---------------------

                           (c)      Performance for Tenant........................   Part Two-Page 22
                                    ----------------------
                           (d)      Changing Locks................................   Part Two-Page 22
                                    --------------
                  12.3     Remedies Cumulative....................................   Part Two-Page 22
                           -------------------
                  12.4     Default by Landlord....................................   Part Two-Page 23
                           -------------------
                  12.5     Attorneys' Fees........................................   Part Two-Page 23
                           ---------------
                  12.6     Waiver.................................................   Part Two-Page 23
                           ------
                  12.7     Force Majeure..........................................   Part Two-Page 24
                           -------------
         13.      ESTOPPEL CERTIFICATES...........................................   Part Two-Page 24
                  ---------------------
                  13.1     Acknowledgment of Commencement Date....................   Part Two-Page 24
                           -----------------------------------
                  13.2     Certificates...........................................   Part Two-Page 24
                           ------------
                  13.3     Financial Statements...................................   Part Two-Page 24
                           --------------------
         14.      SUBORDINATION AND ATTORNMENT....................................   Part Two-Page 24
                  ----------------------------
                  14.1 Lease Subordinate..........................................   Part Two-Page 24
                       -----------------
                  14.2 Subordination..............................................   Part Two-Page 25
                       -------------
         15.      LANDLORD'S INTEREST.............................................   Part Two-Page 25
                  -------------------
                  15.1     Liability of Landlord..................................   Part Two-Page 25
                           ---------------------
                  15.2     Sale of Project........................................   Part Two-Page 25
                           ---------------
         16.      NOTICES.........................................................   Part Two-Page 25
                  -------
         17.      BROKERS.........................................................   Part Two-Page 25
                  -------
         18.      INDEMNITIES AND WAIVERS.........................................   Part Two-Page 26
                  -----------------------
                  18.1     Indemnities by Tenant..................................   Part Two-Page 26
                           ---------------------
                  18.2     Indemnities by Landlord................................   Part Two-Page 26
                           -----------------------
                  18.3     Waivers by Tenant......................................   Part Two-Page 26
                           -----------------
                  18.4     Waivers by Landlord....................................   Part Two-Page 26
                           -------------------
                  18.5     Definitions............................................   Part Two-Page 27
                           -----------
                  18.6     Scope of Waivers.......................................   Part Two-Page 27
                           ----------------
                  18.7     Obligations Independent of Insurance...................   Part Two-Page 27
                           ------------------------------------
                  18.8     Survival...............................................   Part Two-Page 28
                           --------
                  18.9     Duty to Defend.........................................   Part Two-Page 28
                           --------------
         19.      PARKING.........................................................   Part Two-Page 28
                  -------
                  19.1     Garage.................................................   Part Two-Page 28
                           ------
         20.      HAZARDOUS SUBSTANCES;
                  ----------------------
                  REPRESENTATIONS.................................................   Part Two-Page 28
                  ---------------
                  20.1     Tenant's Operations....................................   Part Two-Page 28
                           -------------------
         21.      INTERPRETATIVE..................................................   Part Two-Page 29
                  --------------
                  21.1     Captions...............................................   Part Two-Page 29
                           --------
                  21.2     Section Numbers........................................   Part Two-Page 29
                           ---------------
                  21.3     Attachments............................................   Part Two-Page 29
                           -----------
                  21.4     Number, Gender, Defined Terms..........................   Part Two-Page 29
                           -----------------------------
                  21.5     Entire Agreement.......................................   Part Two-Page 29
                           ----------------

                  21.6    Amendment................................................  Part Two-Page 29
                          ---------
                  21.7    Severability.............................................  Part Two-Page 29
                          ------------
                  21.8    Time of Essence..........................................  Part Two-Page 29
                          ---------------
                  21.9    Best Efforts.............................................  Part Two-Page 29
                          ------------
                  21.10   Binding Effect...........................................  Part Two-Page 30
                          --------------
                  21.11   Subtenancies.............................................  Part Two-Page 30
                          ------------
                  21.12   No Reservation...........................................  Part Two-Page 30
                          --------------
                  21.13   Consents.................................................  Part Two-Page 30
                          --------
                  21.14   Choice of Law............................................  Part Two-Page 30
                          -------------
                  21.15   Non-Merger...............................................  Part Two-Page 30
                          ----------
                  21.16   Representations of Landlord..............................  Part Two-Page 30
                          ---------------------------
                  21.17   Jointly Prepared Document................................  Part Two-Page 30
                          -------------------------
                  21.18   Waiver of Trial by Jury..................................  Part Two-Page 30
                          -----------------------
                  21.19   Independent Covenants....................................  Part Two-Page 31
                          ---------------------
                  21.20   Execution on Behalf of Tenant............................  Part Two-Page 31
                          -----------------------------
                  21.21   Execution on Behalf of Landlord..........................  Part Two-Page 31
                          -------------------------------
                  21.22   Quiet Enjoyment..........................................  Part Two-Page 31
                          ---------------
                  21.23   Conflict with Rules and Regulations.....................   Part Two-Page 31
                          -----------------------------------

                  EXHIBIT A........................................................  Exhibit A - page 1
                  EXHIBIT B........................................................  Exhibit B, page 1
                  EXHIBIT C........................................................  Exhibit C, page 1
                  EXHIBIT D........................................................  Exhibit D, Page 1
                  EXHIBIT E........................................................  Exhibit E, Page 1
                  EXHIBIT F........................................................  Exhibit F, Page 1
                  EXHIBIT G........................................................  Exhibit G, Page 2

                             OFFICE BUILDING LEASE
                             ---------------------

     In consideration of the mutual covenants and upon the terms and conditions set forth in Part One "Basic Lease Provisions", Part Two "General Lease Provisions", and other attachments and exhibits numerated in the Table of Contents to this Office Building Lease ("Lease"), Wells Operating Partnership, L.P., a Delaware limited partnership ("Landlord"), hereby leases to the Tenant named below and Tenant hereby leases from Landlord, certain premises described below.

                                   PART ONE

                            BASIC LEASE PROVISIONS

     1.   Tenant: Stone & Webster, Inc.
          ------

     2.   Premises: The premises outlined and crosshatched on Exhibit B hereof
          --------                                            ---------
          and agreed by Landlord and Tenant to contain 206,048 square feet of Rentable Area on the first through fourth floors of the Building. (Part Two, Article 1)

     3.   Term: Beginning on ______________, 2000 (the "Commencement Date") and
          ----
          ending on  _____________,  2010 (the "Expiration Date"). (Part Two,
          Article 2)

     4.   Base Rent (Part Two, Section 3.1):  Base Rent shall be as follows:
          ---------

          Years            Annual Rent            Monthly Installment
          -----            -----------            -------------------
          1-5               $ 4,533,056                   $377,754.67
          6-10              $ 5,213,014                   $434,417.83

     5.   Expense Stop: $7.50 per square foot {of Rentable Area} [Part Two,
          ------------
          Section 3.2(b)(i)]

     6.   Security Deposit: None (Part Two, Section 3.5)
          ----------------

     7.   Premises Use: Office space. (Part Two, Article 6)
          ------------

     8.   Tenant's Insurance (Part Two, Article 8):
          ------------------

          Commercial General Liability:                   $ 5,000,000

                                Part One-Page 7

          Workers' Compensation:                          Statutory Limit
          Employers' Liability:                           $ 1,000,000
          All Risk Property:                              Full Replacement Value
          Business Interruption/Excess Expense:           12 months' coverage

     9.   Addresses For Notices and Payment of Rent and Other Charges (Part Two,
          -----------------------------------------------------------
          Article 16):

     TO TENANT:                               TO LANDLORD:

     Stone & Webster, Inc.                    Wells Operating Partnership, L.P.
     8545 United Plaza Blvd.                  10000 N. Central Expressway
     Baton Rouge, Louisiana 70809             Suite 1150
     Attn: Walter R. Rhodes,                  Dallas, Texas 75231
           Executive Vice President

     with a copy to:

     The Shaw Group, Inc.
     8545 United Plaza Blvd.
     Baton Rouge, Louisiana 70809
     Attn: General Counsel

     10.  Brokers (Part Two, Article 17): C B Richard Ellis and Means Knaus.
          -------

     11.  Exhibits and Riders: The following numbered Riders are attached to
          -------------------
          this Lease and made of a part of this Lease for all purposes:

          Exhibit A: Legal Description of Project
          Exhibit B: Floor Plans
          Exhibit C: Operating Costs
          Exhibit D: Rules and Regulations
          Exhibit E: Subordination, Non-Disturbance and Attornment Agreement Exhibit F: Guaranty
          Exhibit G: Site Plan, Showing Excess Land


     12.  Incorporation of Other Provisions: All of the provisions, covenants
          ---------------------------------
          and conditions set forth in Part Two and all other exhibits and riders described in the attached Table of Contents and the preceding paragraph, are by this reference incorporated into the Basic Lease Provisions as fully as if the same

                                Part One-Page 8
          were set forth at length in the Basic Lease Provisions. Each reference in Part Two and exhibits and riders to any provision in the Basic Lease Provisions will be construed to incorporate all of the terms provided under the referenced provision in the Basic Lease Provisions. In the event of any conflict between a provision in the Basic Lease Provisions, on the one hand, and a provision in Part Two or exhibits or riders, on the other hand, the latter will control.

     This Lease has been executed by Landlord and Tenant as of the _____ day of _________________, 2000.

TENANT:                                      LANDLORD:

Stone & Webster, Inc.                        Wells Operating Partnership, L.P.

By: /s/ Walter R. Rhodes                     By:_____________________________
   ------------------------------
Name: Walter R. Rhodes                       Name:___________________________
     ----------------------------
Title: Executive Vice President              Title:__________________________
      ---------------------------

                                Part One-Page 9

     This Lease has been executed by Landlord and Tenant as of the 21st day of December, 2000.


TENANT:                                 LANDLORD:

Stone & Webster, Inc.                   Wells Operating Partnership, L.P.

By:______________________________       By: /s/ Douglas P. Williams
                                           -----------------------------
Name:____________________________       Name: Douglas P. Williams
                                             ---------------------------
Title:___________________________       Title: Executive Vice President
                                              --------------------------

                                Part One-Page 10

                                   PART TWO

                           GENERAL LEASE PROVISIONS


1.   PREMISES, COMMON AREAS, SERVICE AREAS
     -------------------------------------

     1.1  Building.  The term "Building" in this Lease will refer to the office
          --------
building situated on a tract of land ("Land") in Houston, Texas, described in Exhibit A of this Lease, and having a postal address of 1430 Enclave Parkway,
---------
Houston, Texas. The Land, Building, and any other improvements situated on the Land are sometimes referred to collectively as the "Project".

     1.2  Ceilings, Walls, Floors.  Tenant acknowledges that pipes, ducts,
          -----------------------
conduits, wires and equipment serving other parts of the Building may be located above acoustical ceiling surfaces, below floor surfaces or within walls in the Premises.

     1.3  Condition of Premises.  Tenant acknowledges that the Premises and the
          ---------------------
Project are in satisfactory order and condition. Tenant further agrees to accept the Premises and the Project "as is."

     1.4  Common and Service Areas. Tenant is hereby granted a nonexclusive
          ------------------------
right to use the Common Areas during the term of this Lease for their intended purposes, in common with others, subject to the terms and conditions of this Lease, including, without limitation, the provisions of Section 19 pertaining to use of the parking areas and the Rules and Regulations.

          (a)  Common Areas.  "Common Areas" will mean all areas, spaces,
               ------------
facilities, and equipment in the Project made available by Landlord for the common and joint use of Landlord, Tenant and, subject to Section 19, others, including, but not limited to, sidewalks, parking areas, driveways, landscaped areas, loading areas, public corridors, public restrooms, Building lobbies, stairs and elevators, drinking fountains and such other areas and facilities, if any, as are designated by Landlord from time to time as Common Areas. Tenant acknowledges that the Project has unimproved land (the "Excess Land") that is not necessary for Tenant's occupancy. The Excess Land is identified on the site plan attached hereto as Exhibit G. Landlord shall have the right to sell the
                        ---------
Excess Land or use the Excess Land for other purposes and the Excess Land shall not be deemed to be part of Common Areas.

          (b)  Service Areas.  "Service Areas" will refer to areas, spaces,
               -------------
facilities and equipment serving the Project but to which Tenant and other occupants of the Building will not have access, including, but not limited to, mechanical, electrical and similar rooms, and air and water refrigeration equipment.

2.   TERM; RENEWAL
     -------------

     2.1  Term.  The Term of this Lease will commence on the Commencement Date
          ----
set forth in the Basic Lease Provisions and will terminate on the Expiration Date set forth in the Basic

                                Part Two-Page 1

Lease Provisions, unless sooner terminated in accordance with the provisions of this Lease.

     2.2  Renewal.
          -------

          (a) Provided this Lease shall not have been terminated pursuant to the provisions hereof, this Lease and the term thereof may be extended for up to two (2) renewal terms of five (5) years each upon Tenant giving notice, in accordance with the provisions of Paragraph 16, to Landlord of such renewal at least twelve (12) months prior to the expiration of the then current Term, time being deemed to be of the essence with respect to Tenant's exercise of such renewal option. Any such extension or renewal of the Term shall be subject to all of the provisions of this Lease, and all such provisions shall continue in full force and effect except that the Base Rent for each renewal term shall be determined in accordance with the provision hereof.

          (b) The Base Rent for each renewal term shall be upon an annual rental rate equal to the Fair Market Rental Value of the Premises on the first day of the renewal term at issue, as determined by agreement between Landlord and Tenant or by the Appraisal Procedure, except, however, that such Base Rent shall not in any event be less than the Base Rent in effect on the day before the commencement of the renewal term at issue.

          (c) The term "Fair Market Rental Value" shall mean the fair market rent that would be obtained in an arm's-length transaction between an informed and willing tenant and an informed and willing landlord, in either case under no compulsion to lease, and neither of which is related to Landlord, or Tenant, for the lease of the Premises. Such fair market rental value shall be calculated as the value for the use of the Premises, assuming, in the determination of such fair market rental value, that the Premises is in the condition and repair required to be maintained by Tenant by the terms of this Lease.

          (d) "Appraisal Procedure" shall mean the following procedure for determining the Fair Market Rental Value of the Premises after Landlord and Tenant have failed to reach agreement within sixty (60) days after the exercise by Tenant of its renewal option. Tenant and Landlord shall, within thirty (30) days after the end of such sixty (60) day period, each select an appraiser which is a member in good standing of the American Institute of Real Estate Appraisers with at least ten (10) years experience (such appraisers are hereinafter referred to as an "Approved Appraiser"). If either party shall fail to choose an Approved Appraiser within 30 days after notice from the other party of the selection of its Approved Appraiser, then the appraisal by such appointed Approved Appraiser shall be binding on Tenant and Landlord. If the two Approved Appraisers cannot agree within 30 days after both shall have been appointed, then a third Approved Appraiser shall be selected by the two Approved Appraisers or, failing agreement as to such third Approved Appraiser within 30 days after both shall have been appointed, by the American Arbitration Association. The decisions of the three Approved Appraisers shall be given within 30 days of the appointment of the third Approved Appraiser and the decision of the Approved Appraiser most different from the average of the other two shall be discarded and such average shall be binding on Landlord and Tenant; provided that if the
                                                          --------
highest appraisal and the lowest appraisal are equidistant in value from the third appraisal, the third appraisal shall be binding on Landlord and Tenant. All appraisals

                                Part Two-Page 2
hereunder shall be certified to Landlord and Tenant. The fees and expenses of the Appraisal Procedure shall be paid by Tenant.

     2.3  Holding Over.  If Tenant, or any party claiming rights to the Premises
          ------------
through Tenant, retains possession of the Premises without the written consent of Landlord after the Expiration Date or earlier termination of this Lease, such possession will constitute a tenancy at will, subject, however, to all the terms and provisions of this Lease, except for (i) the Term and (ii) the annual Base Rent, which annual Base Rent will become an amount equal to one hundred twenty-five percent (125%) of the highest amount set forth in this Lease as annual Base Rent, plus any adjustments which have previously occurred. No holding over by Tenant, and no acceptance of rental payments by Landlord during a holdover period, whether with or without the consent of Landlord, will operate to extend this Lease.

3.   MONETARY PROVISIONS
     -------------------

     3.1  Base Rent. Tenant will pay as the monthly installment of "Base Rent"
          ----------
for each month of the Term, the sum set forth in the Basic Lease Provisions, in advance on or before the first day of each calendar month of the Term, without deduction, offset, prior notice, or demand, and in lawful money of the United States. If the Commencement Date is not the first day of a calendar month, Tenant will pay to Landlord on the Commencement Date a portion of the monthly installment of Base Rent prorated on the basis of a thirty (30) day month.

     3.2  Tenant's Share of Certain Costs. In addition to all other sums due
          -------------------------------
under this Lease, Tenant will pay to Landlord as additional monthly rent, in the manner and at the times set forth below, Tenant's Pro-Rata Share of Operating Costs as calculated in accordance with Section 3.2(b) for each calendar year or partial calendar year.

          (a)  Operating Costs. "Operating Costs" will mean all costs, charges,
               ---------------
and expenses incurred by Landlord in connection with operating, maintaining, repairing, insuring and managing the Project, provided that such Operating Costs are substantially consistent with Operating Costs incurred by owners of other first-class office buildings in the Houston, Texas area. Operating Costs shall be computed on an accrual basis and shall include, without limitation, costs, charges and expenses incurred with respect to the items enumerated as "Operating Cost Examples" in Paragraph 2 of Exhibit C to this Lease. Operating Costs will
                   -----------    ---------
not include those items enumerated as "Operating Cost Exclusions" in Paragraph 1
                                                                     -----------
of Exhibit C to this Lease.  Tenant reserves the right to protest or appeal the
   ---------
appraised value of the Premises, as well as the Project and Building, and the right to receive notices of reappraisement as set forth in Sections 41.413 and
42.015 of the Texas Tax Code.

          (b)  Pro Rata Share Computation.
               --------------------------

               (i) From the date hereof until and including the earlier of September 20, 2008 or the cancellation or termination of the Sysco Lease (as defined in Paragraph 4 of Part Two of this Lease), "Tenant's Pro Rata Share of Operating Costs" will be computed by multiplying (A) the amount, if any, by which the Operating Costs per square foot of Rentable Area in the Building exceed the Expense Stop, times (B)312,564, provided, however, that Tenant's Pro Rata Share of Operating Costs shall be reduced by the amount

                                Part Two-Page 3
of money Landlord actually receives under the Sysco Lease (as defined in Section 4 hereof) for such Tenant's Proportionate Share of any increases in Taxes and Operating Costs under Section 3(c)(3) and (4) of the Sysco Lease.

               (ii) From and after the earlier of September 21, 2008 or the cancellation or termination of the Sysco Lease, "Tenant's Pro Rata Share of Operating Costs" will be computed by multiplying (A) the amount, if any, by which the Operating Costs per square foot of Rentable Area in the Building exceed the Expense Stop, times (B) the number of square feet of Rentable Area of the Building (which, for purposes of this calculation, is stipulated to be 312,564 square feet), times (C) sixty-five and 92/100 percent (65.92%).

     (c)  Estimated Costs.  Tenant's Pro Rata Share of Operating Costs for the
          ---------------
remainder of the first calendar year (whether full or partial) and for each subsequent calendar year of the Term will be estimated by Landlord, and notice of such estimated amounts will be given to Tenant at least thirty (30) days prior to the Commencement Date or the beginning of each calendar year, as the case may be. For the partial calendar year after the Commencement Date, Tenant will pay to Landlord each month, at the same time as the monthly installment of Base Rent is due, an amount equal to Tenant's estimated Pro Rata Share of Operating Costs for the remainder of such calendar year divided by the number of full months remaining in such year. For each full calendar year of the Term, Tenant will pay to Landlord each month, at the same time as the monthly installment of Base Rent is due, an amount equal to one-twelfth (1/12) of Tenant's estimated Pro Rata Share of Operating Costs due for such calendar year. If the Expiration Date does not occur on December 31, for the partial calendar year preceding the Expiration Date, Tenant will pay to Landlord, each month, at the same time as the monthly installment of Base Rent is due, an amount equal to the amount of Tenant's estimated Pro Rata Share of Operating Costs for such partial calendar year divided by the number of full calendar months of such partial calendar year.

     (d)  Estimate Revisions.  At any time and from time to time during the
          ------------------
Term, Landlord will have the right, by notice to Tenant, to change the monthly amount then payable by Tenant for Tenant's estimated Pro Rata Share of Operating Costs to reflect more accurately, in the reasonable judgment of Landlord, the actual amount of such costs payable by Tenant for the then current calendar year. Tenant will begin paying the revised estimated amount together with the next monthly payment of Base Rent due after receipt by Tenant of Landlord's notice.

     (e)  Annual Adjustments.  On or before April 1 of each calendar year,
          ------------------
Landlord will prepare and deliver to Tenant a statement setting forth the calculation of Tenant's actual Pro Rata Share of Operating Costs for the previous calendar year. Within thirty (30) days after receipt of such statement, Tenant will pay to Landlord, or Landlord will credit against the next rental or other payment or payments due from Tenant, as the case may be, the difference between Tenant's actual Pro Rata Share of Operating Costs for the preceding calendar year and Tenant's estimated Pro Rata Share of Operating Costs paid by Tenant during such year. Tenant shall have the right to conduct an audit ("Tenant's Audit") of the Operating Costs in respect of a calendar year provided that all the following conditions are met in strict accordance

                                Part Two-Page 4
with their terms: (i) such audit is conducted within two (2) years after Landlord delivers to Tenant the calculation of Tenant's actual Pro Rata Share of Operating Costs for such calendar year (time being of the essence with respect thereto); and (ii) such audit is conducted at hours reasonably designated by Landlord. The results of Tenant's Audit shall be made available to Landlord. The result of Tenant's Audit shall be binding upon the parties unless Landlord, during the thirty (30) day period after receipt of Tenant's Audit, requests that another audit of the relevant costs be performed. If such request is timely made, Landlord and Tenant shall retain a mutually acceptable accounting firm to conduct such audit (the "Mutual Audit"), the results of which shall be binding upon the parties. The cost of the Mutual Audit shall be borne equally by Landlord and Tenant. Tenant shall pay the cost of Tenant's Audit; provided, however, that if Tenant's Audit (or, in the alternative, the Mutual Audit if one is conducted) determines that Landlord's calculation of Operating Expenses was overstated by more than five percent (5%), then Landlord shall pay the entire cost of the Mutual Audit and reimburse Tenant for the cost of Tenant's Audit. If Tenant's Audit (or, in the alternative, the Mutual Audit if one is conducted) determines that Landlord has charged, and Tenant has paid, Operating Costs in excess of such costs required to be paid by Tenant under the terms of this Lease, Landlord shall, at Landlord's election (notice of which election shall be sent to Tenant within twenty (20) days after the amount of any such excess has been finally determined), either (A) promptly reimburse Tenant the amount of such excess, or (B) credit the entire amount of such excess against the next installment of rent becoming due under this Lease.

          (f)  Final Partial Year.  If the Term will expire or this Lease has
               ------------------
been terminated prior to a final determination of Tenant's actual Pro Rata Share of Operating Costs, the amount of adjustment between Tenant's estimated pro rata share of such costs and Tenant's actual pro rata share of such costs payable for the preceding calendar year and/or the final partial calendar year of the Term will be projected by the Landlord based upon the best data available to Landlord at the time of the estimate. Within thirty (30) days after receipt of a statement from Landlord setting forth Landlord's projections, Tenant will pay to Landlord, or Landlord will pay to Tenant, as the case may be, the difference between Tenant's projected actual Pro Rata Share of Operating Costs for the period in question and Tenant's estimated Pro Rata Share of Operating Costs paid by Tenant for the period in question. Notwithstanding the foregoing, Tenant shall have the right to require that the adjustment be based upon the actual Operating Costs, in which event the adjustment shall be delayed until the actual Operating Costs are determined. The obligations set forth in the preceding sentence will survive the Expiration Date or earlier termination of this Lease.

          (g)  Adjustment for Occupancy. During any calendar year in which the
               ------------------------
Building has less than full occupancy, Operating Costs will be computed as though the Building had been completely occupied for the entire calendar year.

     3.3  Personal Property Taxes. Tenant agrees to pay, before delinquency, all
          -----------------------
taxes, fees or charges, rates, duties and assessments, imposed, levied or assessed directly against Tenant, or indirectly through Landlord, and payable during the Term hereof, upon Tenant's equipment, furniture, movable trade fixtures and other

                                Part Two-Page 5
personal property located in the Premises. Tenant will also pay, before delinquency, business and other taxes, fees or charges, rates, duties and assessments imposed, levied or assessed because of the Tenant's occupancy of the Premises or upon the business or income of the Tenant generated from the Premises.

     3.4  Late Payments. Should Tenant fail to pay any installment of Base Rent
          -------------
on or before the tenth (10th) day of each calendar month, Interest (as hereinafter defined) will accrue from the date on which such sum is due and such Interest, together with a "Late Charge" (herein so called) in an amount equal to five percent (5%) of the installment then due, will be paid by Tenant to Landlord at the time of payment of the delinquent sum. The Late Charge is agreed by Landlord and Tenant to be a reasonable estimate of the extra administrative expenses incurred by Landlord in handling such delinquency.

     3.5  Interest.  Whenever reference is made in this Lease to the accrual of
          --------
interest on sums due Landlord or whenever any amount owed to Landlord is not paid when due, such sum will bear interest ("Interest") at an annual rate equal to the lesser of (i) two percent (2%) over the "base" or "prime" rate published from time to time by Bank of America, N.A., or (ii) the maximum lawful rate.

     3.6  Administrative Reimbursement.  In the event Landlord performs
          ----------------------------
construction, maintenance, or repairs for Tenant under Sections 7.3 or 12.2 of
                                                       ------------    ----
Part Two of this Lease or incurs expenses under Section 8.5 of Part Two of this
                                                -----------
Lease, Tenant will reimburse Landlord within ten (10) days after receipt of an invoice from Landlord for the cost of such construction, maintenance or repairs plus an amount equal to five percent (5%) of such costs ("Administrative Reimbursement") to reimburse Landlord for administration and overhead.

     3.7  Additional Rent. Any payments to be made by Tenant to Landlord under
          ---------------
this Lease in addition to the Base Rent, whether or not denominated as rent, will be deemed to be additional rent under this Lease for the purpose of securing their collection and will constitute rent for purposes of Section 502 of the Bankruptcy Code. Landlord will have the same rights and remedies upon Tenant's failure to make such payments as for the nonpayment of Base Rent.

4.   SYSCO CORPORATION LEASE
     -----------------------

     Reference is made to the Lease Agreement (the "Sysco Lease") dated July 20, 1998 by and between Enclave Parkway Realty, Inc., as Landlord, and SYSCO Corporation, as Tenant. Tenant agrees that it has a copy of the Sysco Lease and that Tenant's rights under this Lease are subject to the rights of the Tenant under the Sysco Lease, including without limitation those rights under Section 6(d) and 24 and Exhibit E of the Sysco Lease.

5.   SERVICES AND UTILITIES
     ----------------------

     5.1  Services by Landlord. Subject to the conditions and standards set
          --------------------
forth in this Lease and to standards, limitations and guidelines imposed by governmental authorities and utility companies, Landlord will furnish or cause to be furnished the following services and utilities: (i) heat and air conditioning to the Premises during "Normal Business Hours" (as defined in the Rules and Regulations), at such temperatures and in such quantities as Landlord reasonably determines are reasonably necessary for the comfortable use

                                Part Two-Page 6
and occupancy of the Premises for general office purposes and as is consistent with the operation of a first class office building in the Houston metropolitan area; (ii) water at the normal temperature of the supply of water to the Building for lavatory and drinking purposes through fixtures installed by Landlord or by Tenant with Landlord's consent; (iii) janitorial cleaning services to those portions of the Premises which are used for office purposes five (5) days per week (except on holidays observed by the Building); (iv) cleaning of the carpet in the Premises at least two (2) times each calendar year; (v) twenty-four (24) hour, nonexclusive passenger elevator service and, when scheduled through the Building management, nonexclusive freight elevator service to the floor(s) on which the Premises are located; (vi) routine maintenance in the Common Areas to maintain such areas in good condition and repair; (vii) replacement of standard light bulbs, fluorescent tubes, and ballasts in the Premises; (viii) electric current to the Premises for standard office lighting and office machines which consume electric current within the parameters set forth in Section 5.3(a)(i) of this Lease; and (x) building
                        -----------------
security. All services referred to in this Section 5.1 shall be provided by Landlord and (subject to the provisions of Exhibit C) paid for by Tenant as part of Tenant's payment of Tenant's Pro Rate Share of Electrical Costs and Pro Rata Share of Operating Costs.

     5.2  Tenant's Obligations.  Tenant will pay for, prior to delinquency, all
          --------------------
telephone charges and all other materials and services not expressly the obligation of Landlord that are furnished to or used on or about the Premises during the Term of this Lease.

     5.3  Tenant's Additional Service Requirements.
          ----------------------------------------

          (a)  Additional Services Requiring Landlord Consent.  Tenant will not,
               ----------------------------------------------
without Landlord's prior written consent, such consent not to be unreasonably withheld or delayed, do the following: (i) install or use special lighting beyond Building standard, or any equipment, machinery, or device in the Premises which requires a nominal voltage of more than one hundred twenty (120) volts single phase, or which in Landlord's reasonable opinion exceeds the capacity of existing feeders, conductors, risers, or wiring in or to the Premises or Building, or which requires amounts of water in excess of that usually furnished or supplied for use in office space, or which will decrease the amount or pressure of water or the amperage or voltage of electricity Landlord can furnish to other occupants of the Building; (ii) install or use any heat or cold-generating equipment, machinery or device which affects the temperature otherwise maintainable by the heat or air conditioning system of the Building;
(iii) use portions of the Premises for special purposes requiring greater or more difficult cleaning work than office areas, such as, but not limited to, interior glass partitions, and non-Building standard materials or finishes; or
(iv) accumulate refuse or rubbish (A) in excess of that ordinarily accumulated in business office occupancy or (B) at times other than the Building's standard cleaning times.

          (b)  Providing Additional Services.  If, in the reasonable opinion of
               -----------------------------
Landlord, additional services to Tenant are necessary, Landlord will have the following rights:

               (i)  Removal by Tenant. Landlord may require that Tenant cease
                    -----------------
the activity or

                                Part Two-Page 7
remove the item (or refuse to permit the activity or installation of the item), causing (or which will cause) the need for such additional service, if Landlord and Tenant are not able to agree upon a mutually satisfactory method for providing such additional services or, in the reasonable opinion of Landlord, providing such additional service is not operationally or economically feasible.

          (ii)  Separate Metering. Landlord may, at Landlord's expense, install
                -----------------
and maintain separate metering devices. Landlord agrees that it will, at the request of Tenant, cause separate metering devices to be installed to monitor electricity usage in the Premises, and in such event the cost of such meters and their installation, maintenance and repair shall be the obligation of Tenant. Landlord may also cause periodic usage surveys to be prepared by an engineer employed by Landlord for such purpose, the cost of which shall be included in Operating Costs.

          (iii) Additional HVAC. With respect to heat or cold generating
                ---------------
equipment, Landlord may furnish additional heat or air conditioning to the Premises, or install supplementary heating or air conditioning units in the Premises or elsewhere in the Building, or modify the existing heating or air conditioning system in the Premises so long as the quality of such services is not diminished. The actual cost of additional heat or air conditioning, supplementary units, or modifications to the existing system specifically made for the Premises at the request of Tenant will be the obligation of Tenant.

          (iv)  Replacement Bulbs. With respect to lighting requested by Tenant
                -----------------
beyond standard lighting used throughout the Building, Landlord may purchase and replace, at the expense of Tenant, light bulbs and ballasts and/or fixtures.

          (v)   Additional Janitorial Services. With respect to additional
                ------------------------------
cleaning work, Landlord may instruct Landlord's janitorial contractor to provide such services and the cost of such service will be the obligation of Tenant.

          (vi)  Substitution of Cleaning Contractors. In the event that Tenant,
                ------------------------------------
in its reasonable judgment, is dissatisfied with the janitorial service provided in the Premises by Landlord's cleaning contractor, Tenant shall send written notice thereof (a "Janitorial Complaint Notice") to Landlord stating with particularity the basis for such dissatisfaction. If Landlord fails to cure the cited problem with the janitorial service to Tenant's reasonable satisfaction within fifteen (15) days after receiving a Janitorial Complaint Notice, then Landlord shall allow Tenant to contract directly with a cleaning company reasonably acceptable to Landlord for the provision of janitorial services to the Premises. In such event, Tenant shall pay the cost of janitorial services to the Premises and the cost of janitorial services included in Operating Costs under this Lease shall be limited to the cost of janitorial services in the Common Areas.

     (c)  After Hours Heat or Air Conditioning.  Landlord will use reasonable
          ------------------------------------
efforts to provide after hours heat or air conditioning, at the cost of Tenant, upon request from Tenant received no later than 3:00 p.m. on a week day for service required the same night (or prior to business hours of the following day) or 3:00 p.m. of the last business day before a weekend or a holiday for service required on a weekend or holiday. The cost of after hours heat

                                Part Two-Page 8
or air conditioning charged to Tenant will equal the actual cost to Landlord of providing such after hours heat or air conditioning.

          (d)  Payment.  Tenant will pay to Landlord the cost of any additional
               -------
service and any other cost for which Tenant is obligated under Section 5.3(b) or
                                                               --------------
(c) within thirty (30) days after receipt of an invoice with respect to same
---
from Landlord.

     5.4  Interruption of Utility Service.  Landlord will use Landlord's best
          -------------------------------
efforts to provide the services required of Landlord under this Lease. However, Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations under this Lease, to stop or interrupt or reduce any of the services listed in Section 5.1 or to stop or
                                                  -----------
interrupt or reduce any other services required of Landlord under this Lease, whenever and for so long as may be necessary (provided that Landlord shall use its best efforts to minimize any disruption of or interference with Tenant's use and occupancy of the Premises, with the additional expense thereof to be included in Operating Costs) by reason of (i) accidents or emergencies, (ii) the making of repairs or changes which Landlord in good faith deems necessary or is required or is permitted by this Lease or is required by law to make, (iii) inability to secure proper supplies of fuel, water, electricity, labor or supplies, (iv) the compliance by Landlord with governmental, quasi-governmental or utility company energy conservation measures, or (v) the exercise by Landlord of any right under Section 6.5. Landlord will, in the event of an interruption
                   -----------
of a utility service, use Landlord's best efforts to cause such service to be resumed. However, no interruption or stoppage of any of such services will ever be construed as an eviction of Tenant nor will such interruption or stoppage cause any abatement of the rent payable under this Lease or in any manner relieve Tenant from any of Tenant's obligations under this Lease; provided, that, subject to Section 12.7 of Part Two of this Lease, Tenant shall be
                 ------------
entitled to an appropriate abatement of Base Rent and additional rent if there is an interruption or stoppage of any of such services for a period of five (5) days or more and Landlord is not using its best efforts to restore such services.

6.   OCCUPANCY AND CONTROL
     ---------------------

     6.1  Use. The Premises will be used and occupied by Tenant for general
          ---
office and related purposes and for no other purposes. In no event will the term "general office purposes" be construed to include a public educational facility or public school, a telemarketing operation or a personnel agency, except with the consent of Landlord, which consent shall not be unreasonably withheld.

     6.2  Access to the Building and Premises; Telephone System.
          -----------------------------------------------------

          (a) Landlord shall furnish Tenant, at no cost to Tenant, one (1) card key to the Premises for each employee of Tenant working in the Premises; however, Tenant shall be required to pay a reasonable fee determined by Landlord for any replacement card keys.

          (b) Notwithstanding anything to the contrary contained in the Rules and Regulations (as hereinafter defined), Tenant shall have the right, at its sole cost and expense, to control access to the Premises through the use of locks,card key or other access systems; provided,

                                Part Two-Page 9
however, that Landlord shall have the right to approve the design and installation of such system (which approval shall not be unreasonably withheld) and provided further that Landlord shall always be furnished with such keys, electronic keys, key cards, access codes, or similar access devices as are necessary to provide Landlord with access to the Premises.

          (c) Tenant shall have the right, at its sole cost and expense, to install its own telephone and other communications systems in the Premises; provided, however, that Landlord shall have the right to approve the design and installation of such systems (which approval shall not be unreasonably withheld).

     6.3  Rules and Regulations. Tenant's use of the Premises and the Common
          ---------------------
Areas will be subject at all times during the Term to the "Rules and Regulations" attached to the Lease as Exhibit D and to any modifications of such
                                      ---------
Rules and Regulations and any additional Rules and Regulations from time to time promulgated by Landlord in Landlord's reasonable discretion (the "Rules and
                                                                  ---------
Regulations"). Additional Rules and Regulations will not become effective and a
-----------
part of this Lease until a copy of same has been delivered to Tenant. The inability of Landlord to cause another occupant of the Building to comply with the Rules and Regulations will neither excuse Tenant's obligation to comply with such Rules and Regulations or any other obligation of Tenant under this Lease nor the Landlord to be liable to Tenant for any damage resulting to Tenant. Tenant will use reasonable efforts to cause Tenant's employees, servants and agents to comply with the Rules and Regulations.

     6.4  Additional Covenants of Tenant.
          ------------------------------

          (a)  Laws, Statutes. As respects the interior of the Premises, Tenant
               --------------
will, at Tenant's sole cost, promptly comply with (i) all laws, orders, regulations, and other government requirements now in force or hereafter enacted relating to the use, condition, or occupancy of the Premises, including without limitation, (A) Title III of The Americans with Disabilities Act of 1990, all regulations issued thereunder, and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, and the Texas Architectural Barriers Act, as the same are in effect on the date of this Lease and as hereafter amended ("Disabilities Acts"), and (B) all applicable laws, ordinances, and regulations (including consent orders and administrative orders) relating to public health and safety and protection of the environment and regulation of "Hazardous Substances", as such term is defined in Article 21 of the General
                                                   ----------
Lease Provisions ("Environmental Laws"), and (ii) all rules, orders, mandates, directives, regulations and requirements pertaining to the use of the Premises and the conduct of Tenant's business imposed by Landlord's insurers, American Insurance Association (formerly known as "National Board of Fire Underwriters") or insurance service office, any utility company serving the Building or any other similar body having jurisdiction over the Building, any related parking areas, and the Premises. The foregoing provisions of this Section 6.4(a) shall
                                                           --------------
in no event be construed to require Tenant to make any modifications to the Building or any improvements other than the interior of the Premises which may be required by applicable laws, orders, regulations and other governmental requirements, it being agreed that Landlord shall be responsible for such

                               Part Two-Page 10
modifications subject to the provisions of Article 3 and Exhibit C.

          (b)  Nuisance.  Tenant will not do or permit anything to be done in or
               --------
about the Premises which will in any way obstruct or interfere with the operation of the Project or with the rights of other tenants or occupants of the Project or injure, disturb or annoy other tenants or occupants of the Project.

          (c)  Building Reputation. Tenant will not use or permit the Premises
               -------------------
to be used for any objectionable purpose or any purpose which, in the reasonable opinion of the Landlord, harms or tends to harm the business or reputation of the Landlord or the Building or reflects unfavorably on the Building, or any part of the Building, or deceives or defrauds the public.

          (d)  Recording. Neither Landlord nor Tenant will record this Lease or
               ---------
any memorandum of this Lease without the prior written consent of the other party. Either Landlord or Tenant will, upon request of the other party, execute, acknowledge and deliver to the other party a short form or memorandum of this Lease for recording purposes.

     6.5  Access by Landlord.  Landlord reserves the right for Landlord and
          ------------------
Landlord's agents to enter the Premises at any reasonable time, upon reasonable prior notice to Tenant: (a) to inspect the Premises (which inspections shall beconducted during business hours except in the event of an emergency), (b) to supply janitorial service or other services to be provided by Landlord to Tenant under this Lease, (c) to show the Premises to prospective lenders or purchasers,
(d) to maintain or repair any portions of the Premises for which Landlord is responsible or any other portion of the Building abutting the Premises, (e) to install, maintain, repair, replace or relocate any pipe, duct, conduit, wire or equipment serving other portions of the Building but located in the ceiling, wall or floor of the Premises, (f) to perform any other obligation of Tenant after 30 days notice (or, in the case of an emergency, after such written or oral notice and opportunity to cure as may be reasonable under the circumstances) to Tenant of Tenant's failure to perform same, or (g) upon default by Tenant under this Lease. Furthermore, during the last six (6) months of the Term, Landlord and Landlord's agents shall have the right to enter the Premises at any reasonable time, upon reasonable prior notice to Tenant, to show the Premises to prospective tenants. If Landlord enters the Premises for the purpose of performing work, Landlord may erect scaffolding and store tools, material, and equipment in the Premises when required by the character of the work to be performed.

     6.6  Control of Project. The Building and Common Areas will be at all times
          ------------------
under the exclusive control, management and operation of the Landlord. Landlord hereby reserves the right from time to time to close temporarily doors, entry ways, public spaces and corridors and to interrupt or suspend temporarily Building services and facilities in order to perform any redecorating or alteration or in order to prevent the public from acquiring prescriptive rights in the Common Areas. Landlord agrees that the number of parking spaces available to tenants of the Project shall in all events comply with applicable parking ordinances.

     6.7  Minimization of Disruption. Landlord will attempt not to disrupt
          --------------------------
Tenant's operations in the Premises during the exercise of Landlord's rights or the performance by Landlord of

                               Part Two-Page 11

Landlord's obligations under this Lease, but will not be required to incur extra expenses in order to minimize such disruption. No exercise by Landlord of any right or the performance by Landlord of Landlord's obligations under this Lease will constitute actual or constructive eviction or a breach of any express of implied covenant for quiet enjoyment.

7.   REPAIRS, MAINTENANCE AND ALTERATIONS
     ------------------------------------

     7.1  Landlord's Repair Obligations.  Landlord will, subject to the casualty
          -----------------------------
provisions of Article 9, maintain (a) the Common Areas and Service Areas, (b)
              ---------
roof, foundation, exterior windows and load bearing items of the Building; (c) exterior surfaces of walls; (d) plumbing, pipes and conduits located in the Common Areas or Service Areas of the Building, and (e) the Building central heating, ventilation and air conditioning, electrical, mechanical and plumbing systems. Landlord will not be required to make any repair in connection with or resulting from (i) any alteration or modification to the Premises or to Building equipment performed by or on behalf of Tenant or to special equipment or systems installed by or on behalf of Tenant, (2)the installation, use or operation of Tenant's property, fixtures and equipment, (3) the moving of Tenant's property in or out of the Building or in and about the Premises, (4) Tenant's use or occupancy of the Premises in violation of Article 6 or in a manner not
                                          ---------
contemplated by the parties at the time of execution of this Lease (e.g., subsequent installation of special use rooms), (5) the acts or omissions of Tenant and Tenant's employees, agents, invitees, subtenants, licensees or contractors, (6) fire or other casualty, except as provided in Article 9, or (7)
                                                               ---------
condemnation, except as provided in Article 10.  Depending upon the nature of
                                    ----------
repairs undertaken by Landlord, the cost of such repairs will be borne solely by Landlord or reimbursed to Landlord either by a particular tenant or tenants or by all tenants as an Operating Cost as provided in this Lease.

     7.2  Tenant's Repair Obligations.  Except for janitorial services and
          ---------------------------
Landlord's services pursuant to Section 7.1 above provided by Landlord, Tenant, at Tenant's expense, will maintain the Premises in good order, condition and repair, subject to ordinary wear and tear (which wear and tear Lessee also shall maintain as aforesaid at such time as such wear and tear would customarily require such maintenance), including, without limitation, the interior surfaces of the windows, walls and ceilings; floors; wall and floor coverings; window coverings; doors; interior windows; and all switches, fixtures and equipment in the Premises. Upon receipt of reasonable notice from Tenant, Landlord will perform, at the expense of Tenant, all repairs and maintenance to plumbing, pipes and electrical wiring located within walls, above ceilingsurfaces and below floor surfaces resulting from the use of the Premises by Tenant. In no event will Tenant be responsible for any plumbing, pipes and electrical wiring, switches, fixtures and equipment located in the Premises but serving another tenant or for portions of the central heat, ventilation and air conditioning, electrical, mechanical and plumbing systems of the Building which are located in the Premises, except for (i) repairs resulting from the acts of Tenant and Tenant's employees, agents, invitees, subtenants, licensees or contractors, (ii) modifications made to such systems by or on behalf of Tenant, and (iii) special equipment installed by or on behalf of Tenant.

                               Part Two-Page 12

     7.3  Rights of Landlord. In the event Tenant fails after written notice and
          ------------------
30 days opportunity to cure (or, in the case of an emergency, after such written or oral notice and opportunity to cure as may be reasonable under the circumstances), in the reasonable judgment of Landlord, to maintain the Premises in good order, condition and repair, Landlord will have the right to perform such maintenance, repairs, refurbishing or repairing at Tenant's expense.

     7.4  Surrender. Upon the expiration or earlier termination of this Lease,
          ---------
or upon the exercise by Landlord of Landlord's right to re-enter the Premises without terminating this Lease, Tenant will surrender the Premises in the same condition as received or as subsequently improved by Landlord or Tenant, except for (i) ordinary wear and tear and (ii) damage by fire, earthquake, acts of God or the elements, and will deliver to Landlord all keys for the Premises and Garage and combinations to safes located in the premises. Tenant will remove, or cause to be removed, from the Premises or the Building, at Tenant's expense and as of the Expiration Date or earlier termination of this Lease, all signs (including any signs located on the Premises, i.e., building or monument signs), notices, displays, and trade fixtures of Tenant. Tenant agrees to repair, at Tenant's expense, any damage to the Premises or any other part of the Project resulting from the removal of any articles of personal property, movable business or trade fixtures, machinery, equipment, furniture or movable partitions, including without limitation, repairing the floor and patching and painting the walls where required by Landlord. Tenant's obligations under this
Section 7.4 will survive the expiration or earlier termination of this Lease.
-----------
If Tenant fails to remove any item of property permitted or required to be removed at the expiration or earlier termination of the Term, Landlord, may, at Landlord's option, (a) remove such property from the Premises at the expense of Tenant and sell or dispose of same in such manner as Landlord deems advisable, or (b) place such property in storage at the expense of Tenant. Any property of Tenant remaining in the Premises ten (10) days after the Expiration Date or earlier termination of this Lease without the written consent of Landlord will be deemed to have been abandoned by Tenant.

     7.5  Alterations by Tenant.
          ---------------------

          (a)  Approval Required. Tenant will not make, or cause or permit to be
               -----------------
made, any additions, alterations, installations or improvements in or to the Premises (collectively, "Alterations"), without the prior written consent of Landlord, provided, however, that in the case of non-structural Alterations proposed by Tenant, Landlord's consent shall not be required. Unless Landlord has waived such requirement in writing, together with Tenant's request for approval of any Alteration (other than a non-structural Alteration), Tenant must also submit details with respect to the proposed source of funds for the payment of the cost of the Alteration by Tenant, design concept, plans and specifications, names of proposed contractors, and financial and other pertinent information about such contractors (including without limitation, the labor organization affiliation or lack of affiliation of any contractors), certificates of insurance to be maintained by Tenant's contractors, hours of construction, proposed construction methods, details with respect to the quality of the proposed work and evidence of security (such as payment and performance bonds) to assure timely completion of the work by the contractor and payment by the contractor of all costs of the

                               Part Two-Page 13
work. With respect to any Alteration which is visible from outside the Premises, such proposed Alteration shall, in the opinion of Landlord, also be architecturally and aesthetically harmonious with the remainder of the Building.

          (b)  Complex Alterations.  If the nature, volume or complexity of any
               -------------------
proposed Alterations causes Landlord to consult with an independent architect, engineer or other consultant, Tenant will reimburse Landlord for the reasonable fees and expenses incurred by Landlord. If any improvements will affect the basic heat, ventilation and air conditioning or other Building systems or the Building, Landlord may require that such work be designed by consultants designated by Landlord and be performed by Landlord or Landlord's contractors.

          (c)  Standard of Work. All work to be performed by or for Tenant
               ----------------
pursuant hereto will be performed diligently and in a first-class, workmanlike manner, and in compliance with all applicable laws, ordinances, regulations and rules of any public authority having jurisdiction over the Project and/or Tenant, including, without limitation, the Disabilities Acts, Environmental Laws, and Landlord's insurance carriers. Landlord will have the right, but not the obligation, to inspect periodically the work on the Premises and may require changes in the method or quality of the work to comply with the provisions of this Section 7.5(c).

          (d)  Ownership of Alterations.  All Alterations made by or for Tenant
               ------------------------
(other than Tenant's trade fixtures) will immediately become the property of Landlord, without compensation to Tenant. Carpeting will be deemed improvements of the Premises and not trade fixtures, regardless of how or where affixed. Such Alterations will not be removed by Tenant from the Premises either during or at the expiration or earlier termination of the Term and will be surrendered as a part of the Premises unless Landlord has requested that Tenant remove such Alterations.

     7.6  Liens. Tenant will keep the Premises and the Building free from any
          -----
liens arising out of work performed, materials furnished, or obligations incurred by or on behalf of or for the benefit of Tenant. If Tenant does not, within ten (10) days following notice of the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond or other security, Landlord will have, in addition to all other remedies provided in this Lease and by law, the option, to cause the same to be released by such means as Landlord deems proper, including payment of the claim giving rise to such lien. All sums paid and expenses incurred by Landlord in connection therewith, including reasonable attorneys' fees and a reasonable amount for Landlord's administrative time, will be payable to Landlord by Tenant on demand with Interest from the date such sums are expended.

8.   INSURANCE
     ---------

     8.1  Insurance Required of Tenant.  Tenant will, at Tenant's sole expense,
          ----------------------------
procure and maintain the coverages required by this Section 8.1.
                                                    -----------

          (a)  Commercial General Liability Insurance.  Tenant will procure and
               --------------------------------------
maintain commercial general liability insurance ("Liability Insurance") written on an "occurrence" policy form, covering bodily injury, property damage and personal injury arising out of or relating, directly or indirectly, to Tenant's business

                               Part Two-Page 14
operations, conduct, assumed liabilities or use or occupancy of the Premises or any other part of the Project. Tenant will cause Landlord and any lender of Landlord as to which Tenant has been provided notice to be named as "additional insureds." The minimum acceptable limits for Tenant's Liability Insurance are set forth in Paragraph 8 of the Basic Lease Provisions.
             -----------

          (b)  Workers' Compensation and Employer Liability Coverage. Tenant
               -----------------------------------------------------
will procure and maintain workers' compensation insurance as required by law and employer's liability insurance with limits of no less than the amount set forth in Paragraph 8 of the Basic Lease Provisions.
   -----------

          (c)  Property Insurance.  Tenant will procure and maintain property
               ------------------
insurance coverage ("Property Insurance") for the following: (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's personal property in, on, at or about the Premises or any other part of the Project; and (ii) all leasehold improvements to the Premises and other improvements, betterments, and Alterations to the Premises. Tenant's Property Insurance must be written on an "all-risk" (special-causes-of-loss) policy form or an equivalent form, include an agreed-amount endorsement for no less than one hundred percent (100%) of the full replacement cost (new without deduction for depreciation) of the covered items and property; be written in amounts of coverage that meet any coinsurance requirements of the policy or policies, and include vandalism and malicious mischief coverage, and sprinkler leakage coverage. Each of Landlord and any lender of Landlord as to which Tenant has been provided notice must be named as an "insured as its interest may appear" under Tenant's Property Insurance.

          (d)  Business Income and Extra Expense Coverage. Tenant will also
               ------------------------------------------
procure and maintain business income /business interruption insurance and extra expense coverage (collectively, "Interruption Insurance") with coverage amountsthat will reimburse Tenant for all direct or indirect loss of income and charges and costs incurred arising out of all perils insured against by Tenant's Property Insurance coverage, including prevention of, or denial of use of or access to, all or part of the Premises or the Building, as a result of those perils. The Interruption Insurance coverage must provide coverage for no less than twelve (12) months of the loss of income, charges, and costs contemplated under the Lease.

     8.2  Landlord's Insurance.  Landlord will, during the Term of this Lease,
          --------------------
procure and continue in force the following insurance: (a) liability insurance written on an "occurrence" policy form, covering bodily injury, property damage and personal injury arising out of or relating, directly or indirectly, to Landlord's business operations, conduct, assumed liability or use or occupancy of the Project, with a combined single limit of not less than Two Million Dollars ($2,000,000), it being agreed that Landlord will cause Tenant to be named as an "additional insured"; and (b) property insurance covering the Building and all personal property located in the Building and all machinery, equipment and other personal property used in connection with the Building (but not property owned by any tenant of the Building or for which any tenant of the Building is legally liable, or alterations, leasehold improvements, or betterments made, installed or purchased by or on behalf of any tenant of the Building), which property insurance must be written on an "all-risk" (special-causes-of-loss) policy from or an equivalent form, include an

                               Part Two-Page 15
agreed-amount endorsement for no less than one hundred percent (100%) of the full replacement cost (new without deduction for depreciation) of the covered items and property; be written in amounts of coverage to meet any coinsurance requirements of the policy or policies, and include vandalism and malicious mischief coverage, and sprinkler leakage coverage. Such property insurance shall also include coverage for lost rental in an amount equal to one year of Base Rent in the Base Rent amount then in effect. Landlord shall also procure and maintain workers' compensation insurance as required by law and employer's liability insurance with limits of not less than One Million Dollars ($1,000,000).

     8.3  Form of Policies and Additional Requirements. The insurance
          --------------------------------------------
requirements set forth in Section 8.1 and Section 8.2 are independent of the
                          -----------     -----------
waiver, indemnification, and other obligations of Tenant and Landlord under this Lease and will not be construed or interpreted in any way to restrict, limit or modify Tenant's or Landlord's waiver, indemnification and other obligations or to in any way limit Tenant's or Landlord's liability under this Lease. In addition to the requirements set forth in Section 8.1 and Section 8.2, the
                                          -----------     -----------
insurance required of Tenant and Landlord under this Article 8 must (a) be
                                                     ---------
issued by an insurance company with a rating of no less than A-VIII in the current Best's Insurance Guide, or that is otherwise reasonably acceptable to Landlord as to Tenant's insurance or to Tenant as to Landlord's insurance, and admitted to engage in the business of insurance in the State of Texas; and (b) provide that insurance may not be canceled, nonrenewed or the subject of material change in coverage or available limits of coverage, except, in the case of Tenant'sinsurance, upon thirty (30) days' prior written notice (ten (10) days for non-payment of premium) to Landlord and any lender of Landlord as to which Tenant has been provided notice, and, in the case of Landlord's insurance, upon thirty (30) days' prior written notice (ten (10) days for non-payment of premium) to Tenant. Tenant and Landlord will each deliver to the other a certificate of insurance on all policies procured by Tenant or Landlord, as the case may be, in compliance with such party's obligations under this Lease, together with evidence of the payment of the premiums therefor, on or before the Lease Commencement Date, and at least thirty (30) days before the expiration date of any policy and upon the renewal of any policy. Provided that Tenant receives written notice of the name and address of any lender to Landlord that is the beneficiary of a deed of trust that encumbers the Premises, Tenant hereby covenants to provide such lender with a duplicate original certificate of insurance as required under the preceding sentence. Landlord or Tenant may comply with its insurance coverage requirements through a blanket policy.

     8.4  Waiver of Subrogation. Landlord and Tenant agree to cause the
          ---------------------
insurance companies issuing their respective property insurance policies to waive any subrogation rights that those companies may have against Tenant or Landlord. It is the intent of the parties that with respect to any loss from a peril required to be covered by property insurance, the parties will look solely to their insurance companies for recovery. Landlord and Tenant will each deliver notice of this Section 8.4 to its insurance carriers.
               -----------

     8.5  Increase of Premiums. If Tenant's specific business operations,
          --------------------
conduct or use of the Premises or any other part of the Project causes an increase in the premium for any insurance policy carried by Landlord, Tenant will, within ten (10) days after receipt of notice from

                               Part Two-Page 16

Landlord, reimburse Landlord for the entire increase.

9.   DAMAGE OR DESTRUCTION
     ---------------------

     9.1  Repair by Landlord. Tenant will immediately notify Landlord of fire or
          ------------------
other casualty in the Premises. If the Premises are damaged by fire or other casualty and unless this Lease is terminated as hereinafter provided, Landlord will proceed with reasonable diligence to repair the so-called "shell" of the Premises and any leasehold improvements originally installed by Landlord or existing on the date Landlord acquired the Building. Landlord's obligation to repair is subject to (a) delays which may arise by reason of adjustment of loss under insurance policies, including, without limitation, Tenant's policy for leasehold improvements and betterments described in Section 8.1 of this Lease,
                                                    -----------
and (b) other delays beyond Landlord's reasonable control. Landlord's obligation to repair will be limited to the extent of insurance proceeds actually available to Landlord for repairs after the election by the holder of any mortgage against the Building to apply a portion or all of the proceeds against the debt owing to such holder. Until Landlord's repairs to the Premises are completed, the Base Rent and additional rent will abate in proportion to the part of the Premises, if any, that is rendered untenantable.

     9.2  Landlord's Rights Upon The Occurrence of Certain Casualties.  In the
          -----------------------------------------------------------
event: (a) either the Premises or the Building (whether or not the Premises are affected) is totally or partially destroyed or damaged by fire or other casualty and repairs cannot be completed within two hundred seventy (270) days after the occurrence of such damage without the payment by Landlord of overtime or other premiums; (b) fifty percent (50%) or more of the Rentable Area of the Building (wherever located) is damaged or destroyed by fire or other casualty (whether or not the Premises are affected thereby); (c) damage is otherwise so great that Landlord, in Landlord's absolute discretion, decides to demolish the Building, in whole or in substantial part; (d) insurance proceeds remaining after payment of any proceeds required to be paid to the holder of any mortgage affecting the Project are insufficient to repair or restore the damage or destruction; (e) the Building or the Premises are damaged or destroyed as a result of any cause other than the perils covered by Landlord's property insurance; or (f) the Premises are materially damaged, in Landlord's judgment, by fire or other casualty during the last twenty-four (24) months of the Term; then Landlord may elect (i) to the extent of the insurance proceeds actually received by Landlord, to proceed to repair, restore or rebuild the Building and the Premises, in which event this Lease will continue in effect (subject to Tenant's right to terminate the Lease as set forth in Section 9.3), or (ii) to terminate this Lease (effective as of
                -----------
the event of destruction) upon thirty (30) days' prior notice to Tenant, which notice will be given, if at all,within sixty (60) days following the date of the occurrence of the destruction. In repairing or restoring the Building or any part thereof, Landlord may use designs, plans and specifications other than those used in the original construction of the Building, and the Landlord may alter or relocate, or both, any or all buildings, facilities and improvements, including the Premises, provided that the Premises as altered or relocated will be substantially the same size and will be in all material respects reasonably comparable to the Premises. Upon any such termination of this Lease, Tenant will surrender to Landlord the Premises. Landlord shall have no

                               Part Two-Page 17
interest in any proceeds from Tenant's insurance attributable to tenant improvements constructed by Tenant during the Term of this Lease. Tenant will pay Base Rent and all other sums payable under this Lease prorated through the effective date of such termination and Landlord and Tenant will be free and discharged from all obligations under this Lease arising after the effective date of such termination, except those obligations expressly stated in this Lease to survive the termination of this Lease.

     9.3  Tenant's Rights Upon The Occurrence of Certain Casualties. In the
          ---------------------------------------------------------
event that the Premises or any portion thereof is destroyed or damaged by fire or other casualty and repairs cannot be completed within two hundred seventy
(270) days after the occurrence of such damage without the payment by Landlord of overtime or other premiums, then Tenant may elect to terminate this Lease (effective as of the event of destruction) upon thirty (30) days' prior notice to Landlord, which notice will be given, if at all,within sixty (60) days following the date of the occurrence of the destruction. Furthermore, in the event that this Lease remains in effect after destruction or damage to the Premises and Landlord fails to complete the repair of such destruction or damage in accordance with Section 9.1 within two hundred seventy (270) days after the
                   -----------
occurrence of such destruction or damage (subject to extension by reason of the delays described in the third sentence of said Section 9.1) (the "Landlord
                                               -----------
Repair Period"), then Tenant may, as its sole and exclusive remedy, terminate this Lease (effective as of the expiration of the Landlord Repair Period) by sending written notice to Landlord, which notice will be given, if at all, within thirty (30) days after the expiration of the Landlord Repair Period.

     9.4  Repairs by Tenant. Landlord will not be required to repair any injury
          -----------------
or damage by fire or other cause, to restore or replace or to reimburse Tenant for damage to any of the Tenant's property. Tenant will be required to repair any injury or damage to Tenant's property in the Premises. Except for abatement, if any, of Base Rent and additional rent in accordance with the provisions of this Lease, Tenant will not be entitled to any allowance, compensation or damages from Landlord for loss of use of all or any part of the Premises or Tenant's property or for any inconvenience, annoyance, disturbance or loss or interruption of business, or otherwise, arising from any damage to the Premises or any other part of the Project by fire or any other cause, or arising from any repairs, reconstruction or restoration, nor will Tenant have the right to terminate this Lease except as specifically set forth in Section 9.3.
                                                         -----------

     9.5  Determination or Period Required for Rebuilding.  The determination of
          -----------------------------------------------
whether the repair of damage caused by fire or other casualty can be completed within the two hundred seventy (270) period referred to in Section 9.2 and
                                                            -----------
Section 9.3   shall initially be made by Landlord, in Landlord's reasonable
------------
judgement, and notice of such determination shall be sent by Landlord to Tenant within twenty (20) days after the occurrence of such damage. Tenant shall be deemed to have accepted the determination made by Landlord unless Tenant sends written notice disputing such determination within ten (10) days after receiving notice of same. If Tenant timely objects to Landlord's determination, the parties shall, within ten (10) days thereafter, agree in good faith upon a mutually acceptable architect to make the determination of whether repair can be completed within the two hundred seventy (270) day period referred to in
Section 9.2 and Section
-----------     -------

                               Part Two-Page 18

9.3, which determination shall be made within ten (10) days after the selection
---
of such architect and shall be binding upon the parties.

10.  EMINENT DOMAIN
     --------------

     10.1 Total Taking.  If all of the Project is taken or appropriated for
          ------------
public or quasi-public use by right of eminent domain or transferred by agreement with such public or quasi-public agency, this Lease will terminate as of the date possession is taken by the condemning authority. If less than all of the Premises or Project is taken or appropriated but, in Landlord's reasonable judgment, the balance will be rendered untenantable, such taking will constitute a total taking for purposes of this Section 10.1. Landlord will notify Tenant of
                                    ------------
Landlord's decision that the remainder is untenantable within thirty (30) days of Landlord's receipt of notice of the taking or appropriation and this Lease will terminate as of the date possession is taken by the condemning authority.

     10.2 Partial Taking.  If only part of the Project (whether or not such part
          --------------
includes the Premises) is taken or appropriated by a public or quasi-public agency under the right of eminent domain or conveyed in agreement with a public or quasi-public agency (whether or not the Premises are affected thereby) and,
(i) in Landlord's reasonable judgment, substantial alteration or reconstruction of the Project is necessary as a result of such taking or conveyance, or (ii) if Landlord decides to demolish or discontinue operating the Project as a result of such taking or conveyance, or (iii) twenty-five percent (25%) or more of the Rentable Area of the Building is so taken or conveyed or, in the reasonable judgment of Landlord, the Building is rendered untenable as a result, or (iv) proceeds from such taking or conveyance remaining after payment of any such proceeds required to be paid to the holder of any mortgage affecting the Project are insufficient to restore the Project and the Premises to an architectural whole, then, in any of such events, Landlord may, at Landlord's option, terminate this Lease by giving Tenant notice of termination within thirty (30) days after such taking or conveyance. In the event that the Premises or a portion thereof is taken or appropriated by a public or quasi-public agency under the right of eminent domain or conveyed in agreement with a public or quasi-public agency, then Tenant may,at Tenant's option, terminate this Lease by giving Landlord notice of termination within thirty (30) days after such taking or conveyance. In the event this Lease is not terminated, Landlord will, to the extent of proceeds actually received after the exercise by any mortgagee of the Project of an option to apply such proceeds against Landlord's debt to such mortgagee, restore the Project to an architectural whole.

     10.3 Award.  Any award for or proceeds from any partial or entire taking or
          -----
conveyance to a public or quasi-public agency will be the property of Landlord, including, without limitation, any award or proceeds based on value of the leasehold interest of Tenant. Nothing contained in this Section 10.3 will be
                                                         ------------
deemed to give Landlord any interest in or to preclude Tenant from seeking and recovering for Tenant's account a separate award from the condemning authority (but only to the extent such separate award does not reduce any award to Landlord) for the taking of personal property and fixtures removable by Tenant, for the interruption of or damage to Tenant's business or Tenant's or unamortized cost of leasehold improvements paid for by Tenant or for moving expenses. In the event of a partial taking which

                               Part Two-Page 19
does not result in a termination of this Lease, Base Rent and additional rent will be abated in the proportion which the Rentable Area of the Premises rendered unusable bears to the total Rentable Area of the Premises. No temporary taking of Tenant's Premises and/or of Tenant's rights therein or under this Lease will terminate this Lease or give Tenant any right to any abatement of Base Rent or additional rent under this Lease. Any award made to Tenant by reason of anytemporary taking will belong entirely to Tenant and Landlord will not be entitled to share in such award.


11.  ASSIGNMENT AND SUBLETTING
     -------------------------

     11.1 Consent.  Except for an assignment to an Affiliate of Tenant, Tenant
          -------
will not assign this Lease without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant may sublet any portion of the Premises or assign this Lease to an Affiliate without the prior written consent of Landlord. For purposes of the preceding sentence, in determining whether to consent to a proposed assignment, Landlord will be deemed to be reasonable in taking into consideration, among other factors, (a) the credit standing and financial wherewithal of the proposed assignee or sublessee; and (b) whether the use of the Premises by the proposed assignee will be consistent with the operation of a first-class office building in the Houston, Texas area. Any assignment or subletting will not relieve the Tenant or any guarantor of this Lease from any obligation or liability under this Lease. If this Lease is assigned without the consent of Landlord, then Landlord may nevertheless collect Base Rent and additional rent from the assignee, and apply the net amount collected to the Base Rent and other amounts payable under this Lease, but in no event will such collection be construed as a waiver of this covenant.

     11.2 Definitions of Assignment and Affiliate. The use of the words
          ---------------------------------------
"assignment", "assign", or "assigned" in this Article 11 will include
                                              ----------
thepledging, mortgaging or encumbering of Tenant's interest in this Lease. Tenant shall deliver to Landlord copies of all documents executed in connection with any permitted assignment or sublease, which documents (i) in the case of a permitted assignment, shall require such assignee to assume performance of all terms of this Lease on Tenant's part to be performed, and (ii) in the case of a subletting, shall require such sublessee to comply with all terms of this Lease on Tenant's part to be performed. In no event shall any assignment, sublease or transfer, whether or not with Landlord's consent, relieve Tenant of its primary liability under this Lease for the entire Term, and Tenant shall in no way be released from the full and complete performance of all the terms hereof. No acceptance by Landlord of any rent or any other sum of money from any assignee or other category of transferee shall be deemed to constitute Landlord's consent to any assignment or transfer. The term "Affiliate" shall mean as to any person, a person Controlling, Controlled by or under common Control with, directly or indirectly, through one or more intermediaries, such person. "Control" of a person means (i) the power, directly or indirectly, to (x) elect, appoint or cause the election or appointment of at least a majority of the members of the board of directors of such person, or (y) direct or cause the direction of the management and policies of such Person, or (ii) the ownership, directly or indirectly, of (x) all or substantially all of the properties and assets of such person or (y) a majority (by percentage) of the total voting power of all classes then

                               Part Two-Page 20
outstanding of the voting stock (or other voting interest) of such person.

12.     DEFAULT; REMEDIES
        -----------------

   12.1 Defaults by Tenant.   The occurrence of any of the following will
        ------------------
constitute a default under this Lease by Tenant: (a) any failure by Tenant to pay an installment of Base Rent or to make any other payment required under this Lease when due, where such failure continues for ten (10) days after notice by Landlord to Tenant, except that Landlord shall in no event be required to give more than two (2) notices of a recurring failure during each calendar year; (b) any failure by Tenant to observe and perform any other provision of this Lease to be observed and performed by Tenant, where such failure continues for thirty
(30) days after notice by Landlord to Tenant (provided, however, that if the cure of such act or omission requires, despite the use of diligent efforts, a period in excess of thirty (30) days, then such thirty (30) day period shall be extended for so long as Tenant pursues the cure thereof with reasonable diligence), except that Landlord shall in no event be required to give more than two (2) notices of a recurring failure during each calendar year; (c) Tenant's interest in this Lease or in all or a part of the Premises is taken by process of law directed against Tenant, or becomes subject to any attachment at the instance of any creditor of or claimant against Tenant, and such attachment is not discharged within ten (10) days; (d) Tenant: (i) is unable to pay such party's debts generally as they become due; (ii) makes an assignment of all or a substantial part of such party's property for the benefit of creditors; (iii) convenes or attends a meeting of such party's creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of such party'sdebts; (iv) applies for or consents to or acquiesces in the appointment of a receiver, trustee, liquidator, or custodian of such party or of all or a substantial part of such party's property or of the Premises or of Tenant's interest in this Lease; or (v) files a voluntary petition in bankruptcy or a petition or an answer seeking reorganization under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors or an arrangement with creditors, or takes advantage of any insolvency law or files an answer admitting the material allegations of a petition filed against such party in any bankruptcy, relief, reorganization or insolvency proceedings; (e) Tenant takes any corporate action to authorize any of the actions set forth in Section 12.1(d); or (f) the entry of a court order,
                     ---------------
judgment or decree against Tenant, without the application, approval or consent of Tenant, approving a petition seeking reorganization of Tenant or relief of debtors under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, or relief of debtors or granting an order for relief against it as debtor or appointing a receiver, trustee, liquidator, or custodian of such party or of all or a substantial part of Tenant's property or of the Premises or of Tenant's interest in this Lease, or adjudicating such party bankrupt or insolvent, and such order, judgment or decree will not be vacated, set aside or dismissed within ninety (90) days from the date of entry.

   12.2 Remedies.  Upon the occurrence of any event of default enumerated in
        --------
Section 12.1, Landlord will have the option of (a) terminating this Lease by
------------
notice thereof to Tenant or (b) continuing this Lease in full force and effectand/or (c) performing the obligation of Tenant and/or (d) changing locks.

                               Part Two-Page 21

          (a)  Termination of Lease.  In the event Landlord elects to terminate
               --------------------
this Lease, upon notice to Tenant this Lease will end as to Tenant and all persons holding under Tenant, and all of Tenant's rights will be forfeited and lapsed, as fully as if this Lease had expired by lapse of time, and there will be recoverable from Tenant: (i) the cost of restoring the Premises to good condition, normal wear and tear excepted, (ii) all accrued, unpaid sums, plus Interest and late charges, if in arrears, under the terms of this Lease up to the date of termination, (iii) Landlord's reasonable costs of recovering possession of the Premises, and (iv) if Tenant remains in possession of the Premises subsequent to the date of termination, rent and other sums accruing subsequent to the date of termination pursuant to the holdover provisions of
Section 2.3. The Landlord will at once have all the rights of re-entry upon the
-----------
Premises, without becoming liable for damages, or guilty of a trespass.

          (b)  Continuation of Lease.  In the event that Landlord elects to
               ---------------------
continue this Lease in full force and effect, Tenant will continue to be liable for all rents. Landlord will nevertheless have all the rights of re-entry upon the Premises without becoming liable for damages, or guilty of a trespass. Landlord, after re-entry, may relet all or a part of the Premises to a substitute tenant or tenants, for a period of time equal to or less or greater than the remainder of the Term on whatever terms and conditions Landlord, at Landlord's sole discretion, deems advisable. Against the rents and sums due from Tenant toLandlord during the remainder of the Term, credit will be given Tenant in the net amount of rent received from the new tenant after deduction by Landlord for: (i) the reasonable costs incurred by Landlord in reletting the Premises (including, without limitation, remodeling costs, brokerage fees, and the like), (ii) the accrued sums, plus Interest and late charges if in arrears, under the terms of this Lease, (iii) Landlord's cost of recovering possession of the Premises, and (iv) if Landlord elects to store Tenant's property in accordance with Section 7.4, the cost of storing any of Tenant's property
                -----------
left on the Premises after re-entry. Notwithstanding any provision in this
Section 12.2(b) to the contrary, upon the default of any substitute tenant or
---------------
upon the expiration of the term of such substitute tenant before the expiration of the Term hereof, Landlord may, at Landlord's election, either relet to another substitute tenant, or terminate this Lease and exercise Landlord's rights under Section 12.2(a) of this Lease.
             ---------------

          (c)  Performance for Tenant.  In the event that Landlord elects to
               ----------------------
perform the obligation(s) of Tenant, all reasonable sums expended by Landlord effecting such performance (including Administrative Reimbursement under
Section 3.8), plus Interest thereon, will be due and payable with the next
------------
monthly installment of Base Rent. Such sum will constitute additional rental under this Lease, and failure to pay such sums when due will enable Landlord to exercise all of Landlord's remedies under this Lease.

          (d)  Changing Locks.  Additionally, upon the occurrence of an event of
               --------------
default, Landlord may without notice alter locks or other securitydevices at the Premises to deprive Tenant of access to the Premises, and Landlord will not be required to provide a new key or rights of access to Tenant.

    12.3  Remedies Cumulative.  All rights and remedies of Landlord under this
          -------------------
Lease will be nonexclusive of and in addition to any other

                               Part Two-Page 22
remedies available to Landlord at law or in equity.

  12.4   Default by Landlord.  The failure of Landlord to observe and perform
         -------------------
any provision of this Lease to be observed and performed by Landlord, where such failure continues for thirty (30) days after notice by Tenant to Landlord (provided, however, that if the cure of such failure requires, despite the use of diligent efforts, a period in excess of thirty (30) days, then such thirty
(30) day period shall be extended for so long as Landlord pursues the cure thereof with reasonable diligence) shall constitute a default under this Lease by Landlord. Provided that Tenant receives written notice of the name and address of any lender to Landlord that is the beneficiary of a deed of trust that encumbers the Premises, Tenant hereby covenants to give such lender written notice of any failure by Landlord to observe and perform any provision of this Lease to be observed and performed by Landlord, which notice shall be given simultaneously with, and in the same manner as, the notice of such failure given by Tenant to Landlord. Furthermore, Tenant hereby covenants to accept the cure of such failure by such lender provided that such cure occurs within thirty (30) days after receipt of such notice by such lender; provided further, however, that if such cure requires,despite the use of diligent efforts, a period in excess of thirty (30) days, then such thirty (30) day period shall be extended for so long as such lender pursues the cure thereof with reasonable diligence. Notwithstanding the foregoing, such lender shall in no case be obligated to cure any failure by Landlord. Upon the occurrence of a default by Landlord, Tenant may pursue any remedy provided under this Lease or by law, subject to any provisions of this Lease limiting Tenant's remedies (including, without limitation, the provisions of Section 15.1). Without limiting the remedies
                              -------------
otherwise conferred upon Tenant, if Landlord fails to perform a repair which it is obligated to perform under this Lease and such failure continues for fifteen
(15) days after notice by Tenant to Landlord (provided, however, that if the cure of such failure requires, despite the use of diligent efforts, a period in excess of fifteen (15) days, then such fifteen (15) day period shall be extended for so long as Landlord pursues the cure thereof with reasonable diligence), then Tenant shall have the right (but not the obligation) to perform such repair on Landlord's behalf and any reasonable amount which Tenant spends in performing such repair shall be repaid by Landlord within thirty (30) days after delivery to Landlord of a copy of the invoice for such repair together with proof of payment thereof.

  12.5   Attorneys' Fees.  If legal action is necessary in order to enforce or
         ---------------
interpret this Lease, the prevailing party will be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party is entitled.

  12.6   Waiver.  No covenant, term or conditionor the breach thereof will be
         ------
deemed waived, except by written consent of the party against whom the waiver is claimed and any waiver of the breach of any covenant, term or condition will not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same was due will not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.



                               Part Two-Page 23

  12.7   Force Majeure.  Whenever a period of time is herein prescribed for the
         -------------
taking of any action by either Landlord or Tenant (other than the payment obligations of Landlord or Tenant hereunder), the performing party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any act, omission, delay, or neglect of the other party or any employees or agents of the other party, or any other cause whatsoever beyond the control of the performing party.


13.      ESTOPPEL CERTIFICATES
         ---------------------

  13.1   Acknowledgment of Commencement Date.  Upon tender of possession of the
         -----------------------------------
Premises to the Tenant and as often thereafter as may be reasonably requested by Landlord, Tenant will, within twenty (20) days after receipt of a request from Landlord, execute, acknowledge and deliver to Landlord a statement which will (a) set forththe actual Commencement Date and Expiration Date of the Term, and (b) contain acknowledgments that Tenant has accepted the Premises and that the Premises and Building are satisfactory in all respects, if such statements are accurate.

  13.2   Certificates.  Tenant or Landlord will, within twenty (20) days after
         ------------
receipt of a request from the other or any mortgagee of either party, execute, acknowledge and deliver to the requesting party or such mortgagee either a statement in writing or three party agreement among Landlord, Tenant and such mortgagee (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which Base Rent and other charges are paid in advance, if any; (b) acknowledging that there are not, to the requesting party's knowledge, any uncured defaults on the part of the requesting party under this Lease, or specifying such defaults if any are claimed, and (c) specifying any further information and agreeing to such notice provisions and other matters reasonably requested by the requesting party or such mortgagee. Any such statement may be conclusively relied upon by a prospective purchaser, mortgagee, assignee or sublessee of the Premises. Failure to deliver such statement within twenty (20) days will constitute a default under this Lease.

  13.3   Financial Statements.  Unless Tenant is a corporation for which
         --------------------
publicly available financial information is available (in which case the provisions of this Section 13.3 shall not beapplicable), Landlord will have the
                   ------------
right to request financial statements from Tenant for purposes of selling, financing or refinancing the Building. Tenant will, within ten (10) days after receipt of a request from Landlord setting forth the purposes for which such financial statement will be used, deliver to Landlord a current financial statement certified by Tenant's chief financial officer to be true and correct and to fairly express Tenant's current financial condition. All such financial statements will be received by Landlord in confidence and used only for the purpose set forth in the request.

14.      SUBORDINATION AND ATTORNMENT
         ----------------------------

  14.1   Lease Subordinate.  This Lease is subject and subordinate to, in
         -----------------
addition to matters

                               Part Two-Page 24
currently of record: (a) all applicable present and future laws, rules, regulations, ordinances or requirements of any governmental authority having jurisdiction over the Project, (b) restrictive covenants affecting the Project, as same may be amended; and (c) all utility easements and agreements, now or hereafter created for the benefit of the Project.

  14.2 Subordination.   Upon demand, Tenant shall execute, acknowledge, and
       -------------
deliver to Landlord and any proposed mortgagee of the Building a Subordination, Non-Disturbance and Attornment Agreement in the form of Exhibit E attached
                                                        ---------
hereto and made a part hereof, with such reasonable and customary changes thereto as may be requested by such mortgagee.

15.    LANDLORD'S INTEREST
       -------------------

  15.1 Liability of Landlord.  If Landlord defaults under the provisions of
       ---------------------
this Lease and, if as a consequence of such default, Tenant recovers a money judgment against Landlord, Landlord's liability under such judgment shall not exceed the right, title and interest of Landlord in the Project. Any lien on the Project obtained to enforce such judgment and levy of execution thereon shall be subject and subordinate to any mortgage encumbering the Project in accordance with the terms of any applicable Subordination, Non-Disturbance and Attornment Agreement executed by Tenant pursuant to Section 14.2 above. In no event will Tenant have the right to levy execution against any property of Landlord's partners, members, venturers, trustees, and ancillary trustees.

  15.2 Sale of Project.  The term "Landlord" will mean only the owner at the
       ---------------
time in question of the fee title or a tenant's interest in a ground lease of the Project, provided that the successor to Landlord assumes the obligations of Landlord under this Lease. The obligations contained in this Lease to be performed by Landlord will be binding on Landlord and Landlord's successors and assigns only as to their respective periods of ownership. In the event of a sale of the Project or assignment of this Lease by Landlord, the purchaser of the Project or the assignee of this Lease, as the case may be, shall be deemed to have assumed the obligations of Landlord hereunder during its period of ownership.

16.    NOTICES
       -------

       Wherever in this Lease it is required or permitted that a request, notice or demand begiven or served or consent be obtained by either party to, on, or from the other, such request, notice, demand, or consent must be in writing and
(a) personally delivered, or (b) mailed by certified or registered United States mail, postage prepaid, or (c) sent by Federal Express Corporation or other nationally recognized overnight carrier for next day delivery, to the addresses of the parties specified in the Basic Lease Provisions. Any notice which is mailed shall be deemed to have been given on the date of receipt thereof, and any notice sent by overnight courier will be deemed to have been given on the regular business day next following the date of deposit of such notice in a depository of the overnight courier. Either party may change such address by notice to the other. Base Rent and other charges will be paid to Landlord at Landlord's address as set forth in the Basic Lease Provisions, or as changed pursuant to a notice delivered to Tenant in the manner specified above.

17.    BROKERS
       -------


                               Part Two-Page 25

      Each of Landlord and Tenant represents and warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than the Brokers set forth in Paragraph 10 of the Basic Lease Provisions. Tenant shall be responsible for the fees of C B Richard Ellis and Landlord shall be responsible for the fees of Means Knaus.

18.      INDEMNITIES AND WAIVERS
         -----------------------

  18.1   Indemnities by Tenant.  To the fullest extent permitted by law, and
         ---------------------
except to the extent caused by the willful or negligent acts of anyLandlord Party, Tenant will, at Tenant's sole cost and expense, Indemnify Landlord Parties against all Claims arising from (a) any Personal Injury, Bodily Injury or Property Damage whatsoever occurring in or at the Premises, except for such Claims asserted by an employee of a Landlord Party arising out of and in the course of employment of such employee; (b) all Claims arising from any Bodily Injury to an employee of a Tenant Party arising out of and in the course of employment of the employee and occurring anywhere in the Project; (c) any liens or encumbrances arising out of any work performed or materials furnished by or for Tenant; (d) commissions or other compensation or charges claimed by any real estate broker or agent with respect to this Lease by, through, or under Tenant (unless specifically the obligation of Landlord under Section 17); or (e) the default by Tenant under this Lease.

  18.2   Indemnities by Landlord.  To the fullest extent permitted by law (but
         -----------------------
subject to the limitations on Landlord's liability set forth in Section 15.1),
                                                                -------------
and except to the extent caused by the willful or negligent acts of any Tenant Party, Landlord will, at Landlord's sole cost and expense, Indemnify Tenant Parties against all Claims arising from (a) any Personal Injury, Bodily Injury or Property Damage whatsoever occurring in the Common Areas, except for such Claims asserted by an employee of a Tenant Party arising out of and in the course of employment of such employee; (b) any Bodily Injury to an employee of a Landlord Party arising out of and in the course of employment of the employee and occurring anywhere in the Project; (c) any liens or encumbrances against any Tenant Party or itsproperty arising out of any work performed or materials furnished by or for Landlord; (d) commissions or other compensation or charges claimed by any real estate broker or agent with respect to this Lease by, through, or under Landlord (unless specifically the obligation of Tenant under Section 17); or (e) the default by Landlord under this Lease.

  18.3   Waivers by Tenant.  Tenant, on behalf of all Tenant Parties, waives all
         -----------------
claims against Landlord Parties arising from the following: (a) any Personal Injury, Bodily Injury, or Property Damage to any Tenant Party resulting from interruption or stoppage of utility services (subject to Tenant's rights under
Section 5.4) or resulting from failure of Landlord to provide adequate building
-----------
security, or caused by the other lessees of the Project, parties not occupying space in the Project, occupants of property adjacent to the Project, or the public or by the construction of any private, public, or quasi-public work occurring either in the Premises or elsewhere in the Project; or (b) any Bodily Injury to an employee of a Tenant Party arising out of and in the course of employment of the employee and occurring anywhere in the Project.

  18.4   Waivers by Landlord.  Landlord, on behalf of all Landlord Parties,
         -------------------
waives all claims



                               Part Two-Page 26
against Tenant Parties arising from the following: (a) any Personal Injury, Bodily Injury, or Property Damage to any Landlord Party resulting from interruption or stoppage of utility services or caused by lessees of the Project other than Tenant, parties not occupying space in the Project, occupants of property adjacent to the Project, or the public or by the construction ofany private, public or quasi-public work occurring either in the Premises or elsewhere in the Project; or (b) Bodily Injury to an employee of a Landlord Party arising out of and in the course of employment of the employee and occurring anywhere in the Project.

  18.5   Definitions.  For purposes of the foregoing provisions of this Article
         -----------                                                    -------
18:  (a) the term "Tenant Parties" means Tenant, and Tenant's officers,
---
directors, members, partners, agents, employees, sublessees, licensees, invitees and independent contractors, and all persons and entities claiming through any of these persons or entities; (b) the term "Landlord Parties" means Landlord and the partners, venturers, trustees and ancillary trustees of Landlord and the respective officers, directors, shareholders, members, parents, subsidiaries and any other affiliated entities, personal representatives, executors, heirs, assigns, licensees, invitees, beneficiaries, agents, servants, employees and independent contractors of these persons or entities; (c) the term "Indemnify" means indemnify, defend (with counsel reasonably acceptable to the indemnified party) and hold free and harmless from and against; (d) the term "Claims" means all liabilities, claims, damages (including consequential damages to the extent not excluded by the provisions of the last sentence of Section 21.18), losses, penalties, litigation, demands, causes of action (whether in tort or contract, in law or at equity or otherwise), suits, proceedings, judgments, disbursements, charges, assessments, and expenses (including attorneys' and experts' fees and expenses and expenses incurred in investigating, defending, or prosecuting any litigation, claim, or proceeding); (e) the term"Waives" means that the waiving party waives and knowingly and voluntarily assumes the risk of; and (f) the terms "Bodily Injury", "Personal Injury" and "Property Damage" will have the same meanings as in the form of commercial general insurance policy issued by Insurance Services Office, Inc. most recently prior to the date of the injury or loss in question.

  18.6   Scope of Waivers.  The  waivers contained in Section 18.3 and Section
         ----------------                             ------------
18.4 will apply regardless of the active or passive negligence or sole, joint,
----
concurrent, or comparative negligence of any of the Landlord Parties or Tenant Parties, as the case may be.

  18.7   Obligations Independent of Insurance. The indemnification provided in
         ------------------------------------
Section 18.1 may not be construed or interpreted as in any way restricting,
------------
limiting or modifying Tenant's insurance or other obligations under this Lease, and the provisions of Section 18.1 are independent of Tenant's insurance and
                      ------------
other obligations. Tenant's compliance with the insurance requirements and other obligations under this Lease does not in any way restrict, limit or modify Tenant's indemnification obligations under this Lease. Conversely, The indemnification provided in Section 18.2 may not be construed or interpreted as
                            ------------
in any way restricting, limiting or modifying Landlord's insurance or other obligations under this Lease, and the provisions of Section 18.2 are independent
                                                    ------------
of Landlord's insurance and other obligations. Landlord's compliance with the insurance requirements and other obligations



                               Part Two-Page 27
under this Lease does not in any way restrict, limit or modify Landlord's indemnification obligations under this Lease.

  18.8   Survival.  The provisions of this Article 18 will survive the
         --------                          ----------
expiration or earlier termination of this Lease until all claims against Landlord Parties involving any of the indemnified or waived matters are fully and finally barred by the applicable statutes of limitations.

  18.9   Duty to Defend.  The duty of an indemnifying party to defend is
         --------------
separate and independent of such party's duty to Indemnify. The duty of an indemnifying party to defend includes Claims for which the indemnified party may be liable without fault or may be strictly liable. The duty of an indemnifying party to defend applies regardless of whether the issues of negligence, liability, fault, default or other obligation on the part of the indemnifying party have been determined. The duty of an indemnifying party to defend applies immediately, regardless of whether the indemnified party has paid any sums or incurred any detriment arising out of or relating, directly or indirectly, to any Claims. It is the express intention of Landlord and Tenant that the indemnified party will be entitled to obtain summary adjudication regarding the indemnifying party's duty to defend the indemnified party at any stage of any Claim within the scope of this Article 18.
                               ----------

19.      PARKING
         -------

  19.1   Garage.  Notwithstanding anything set forth in this Lease to the
         ------
contrary, the existing parking garage in the Building shall be for the exclusive use of Tenant and the other tenants and occupants of the Building and its and their employees, customers, visitors and invitees. No part of such existing parking garage shall be designated or reserved for use by any tenants or occupants, or their employees, customers, visitors and invitees, of any improvements to be built on the Excess Land. Tenant's use of the parking garage shall be subject to such terms, conditions and regulations as are from time to time applicable to the patrons of the parking garage, but shall be without charge to Tenant.


20.      HAZARDOUS SUBSTANCES; REPRESENTATIONS
         -------------------------------------

  20.1   Tenant's Operations.  The term "Hazardous Substances", as used in this
         -------------------
Lease will mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is regulated, restricted, prohibited or penalized by any Environmental Law. Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities ("Permitted Activities") provided the Permitted Activities are conducted in accordance with all Environmental Laws; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for any temporary storage of such materials that are used in the ordinary course of Tenant's business ("Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws; (iii)Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials, and if so brought or found thereon, the same shall be immediately removed, with proper disposal, and all required cleanup



                               Part Two-Page 28
procedures shall be diligently undertaken pursuant to all Environmental Laws. If any Hazardous Substance is discovered outside the Premises and such Hazardous Substance was brought into the Building or parking areas or any other portion of the Project by Tenant or any of Tenant Parties (as defined in Section 18.5), Tenant, at Tenant's sole cost and expense, will immediately take such action as is necessary to detain the spread of and remove the Hazardous Substance to the satisfaction of Landlord.


21.      INTERPRETATIVE
         --------------

  21.1   Captions.   The captions of the Articles and Sections of this Lease are
         --------
for convenience only and will not affect the interpretation or construction of any provision of this Lease.

  21.2   Section Numbers.  All references to section numbers contained in the
         ---------------
Basic Lease Provisions, the General Lease Provisions or Exhibit C, if any, are
                                                        ---------
to sections in the General Lease Provisions, unless expressly provided to the contrary.

  21.3  Attachments.  Exhibits, addenda, schedules and riders attached hereto
        -----------
and listed in the Basic Lease Provisions (and no other exhibits, addendums, schedules and riders) are deemed by attachment to constitute part of this Lease and are incorporated into this Lease.

  21.4   Number, Gender, Defined Terms.  The words "Landlord" and "Tenant", as
         -----------------------------
used in this Lease, will include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine and words in the masculine or feminine gender include the other and the neuter. If more than one person or entity constitutes Tenant, the obligations under this Lease imposed upon Tenant will be joint and several.

  21.5  Entire Agreement.   This Lease, including any exhibits and attachments
        ----------------
hereto listed in the Basic Lease Provisions, constitutes the entire agreement between Landlord and Tenant relative to the Premises. Landlord and Tenant agree hereby that all prior or contemporaneous oral and written agreements between and among themselves or their agents, including any leasing agent, and representatives relative to the leasing of the Premises are merged in or revoked by this Lease. Notwithstanding the foregoing, the representations and warranties of Tenant, as seller, and Landlord, as purchaser, under the Purchase and Sale Agreement of even date herewith are not merged or revoked and shall continue to be applicable.

  21.6   Amendment.  This Lease and the exhibits and attachments may be altered,
         ---------
amended or revoked only by an instrument in writing signed by both Landlord and Tenant.

  21.7   Severability.   If any term or provision of this Lease is, to any
         ------------
extent, determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease will not be affected thereby, and each remaining termand provision of this Lease will be valid and be enforceable to the fullest extent permitted by law.

  21.8   Time of Essence.  Time is of the essence of this Lease and each and
         ---------------
every provision of this Lease.

  21.9   Best Efforts.  Whenever in this Lease there is imposed upon either
         ------------
party the obligation to use the best efforts of a party or reasonable




                               Part Two-Page 29
efforts or diligence, such party will be required to exert such efforts or diligence only to the extent the same are economically feasible and will not impose upon such party extraordinary financial or other burdens.

  21.10  Binding Effect.  Subject to any provisions of this Lease restricting
         --------------
assignment by Tenant and releasing Landlord upon sale of the Building, all of the provisions of this Lease will bind and inure to the benefit of the parties to this Lease and their respective heirs, legal representatives, successors and assigns.

  21.11  Subtenancies.  The voluntary or other surrender of this Lease by
         ------------
Tenant, or a mutual cancellation thereof, will not work a merger of estates and will, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies.

  21.12  No Reservation.   Submission by Landlord of this instrument to Tenant
         --------------
for examination or signature does not constitute a reservation of or option for lease. This Lease will be effective only upon execution and delivery by both Landlord and Tenant.

  21.13  Consents.  If Tenant requests Landlord's consent under any provision of
         --------
this Lease and Landlord fails or refuses to give such consent, Tenant's sole remedy will be an action for specific performance or injunction.

  21.14  Choice of Law.  This Lease will be construed under, governed by and
         -------------
enforced in accordance with the laws of the State of Texas.

  21.15.  Non-Merger.  There shall be no merger of this Lease with any ground
          ----------
leasehold interest or the fee estate in the Project or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or any interest in this Lease as well as any ground leasehold interest or fee estate in the Project or any interest in such fee estate.

  21.16.  Representations of Landlord.  Except as expressly set forth in this
          ---------------------------
Lease, neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises, the Building, or any other part of the Project. Unless otherwise expressly provided in this Lease, to the extent permitted by applicable law, Landlord and Tenant expressly disclaim any implied warranty that the Premises are suitable for Tenant's intended commercial purpose, it being acknowledged that Landlord has purchased the Project from Tenant on even date herewith.

  21.17.  Jointly Prepared Document.  Should any provision of this Lease require
          -------------------------
judicial interpretation, Landlord and Tenant hereby agree and stipulate that the court interpreting or considering same shall not apply the presumptionthat the terms hereof shall be more strictly construed against a party by reason of any rule or conclusion that a document should be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that each party had full opportunity to consult legal counsel of its choice before the execution of this Lease.

  21.18.  Waiver of Trial by Jury.  Landlord and Tenant hereby waive trial by
          -----------------------
jury in any action, proceeding or counterclaim brought by either party hereto in respect of any matter arising out of or in any way connected with this Lease or Tenant's use or occupancy of the Premises.



                               Part Two-Page 30

Under no circumstances whatsoever shall Landlord or Tenant be liable to the other for such other party's own consequential damages or special damages.

  21.19  Independent Covenants.  The obligations of Tenant to pay rent hereunder
         ---------------------
is not dependent upon the condition of the Premises or the performance by Landlord of its obligations hereunder, and, except as otherwise expressly provided herein, (a) Tenant shall continue to pay rent, without abatement, setoff, or deduction notwithstanding any claim that Landlord has breached its obligations hereunder; and (b) Tenant waives and relinquishes all rights which Tenant may have (including specifically, without limitation, all rights under Section 91.004 of the Texas Property Code) to claim any lien against any property of Landlord or to withhold, deduct or offset rent hereunder.

  21.20  Execution on Behalf of Tenant. Theperson executing this Lease on behalf
         -----------------------------
of Tenant, by execution hereof, represents to Landlord that he or she has the authority to bind such Tenant to the terms of this Lease.

  21.21  Execution on Behalf of Landlord. The person executing this Lease on
         -------------------------------
behalf of Landlord, by execution hereof, represents to Tenant that he or she has the authority to bind such Landlord to the terms of this Lease.

  21.22  Quiet Enjoyment.  Landlord represents and warrants that it has full
         ---------------
right and authority to enter into this Lease and that Tenant, so long as Tenant is paying the rent due under this Lease as same becomes due and is performing its other covenants and agreements set forth herein, shall peaceably and quietly have, hold and enjoy the Premises for the Term, subject to the terms and provisions of this Lease.

  21.23  Conflict with Rules and Regulations. In the event  of any conflict
         -----------------------------------
between the terms of this Lease (including the exhibits hereto other than the exhibit containing the Rules and Regulations) and the Rules and Regulations, the terms of this Lease shall govern.

                               Part Two-Page 31

                                   EXHIBIT A

                               LEGAL DESCRIPTION


     Being 14.3048 ACRES (623,119 square feet) of land all of Restricted Reserve "I" (Restricted for Non-Residential use), in Block Six (6) of Partial Replat of Enclave, a subdivision in Harris County, Texas according to the map or plat thereof recorded in Volume 328, Page 13 of the Map Records of Harris County, Texas.

                              Exhibit A - page 1

                                   EXHIBIT B

                                  FLOOR PLANS

                                 See Attached


                               Exhibit B, page 1

                                 [FLOOR PLAN]

                                 [FLOOR PLAN]

                                 [FLOOR PLAN]

                                 [FLOOR PLAN]

                                 [FLOOR PLAN]

                                   EXHIBIT C

                          OPERATING COST COMPUTATION


     1.   Operating Cost Exclusions.  The following costs are notwithstanding
          -------------------------
anything to the contrary set forth in this Lease (including Section 2 of this Exhibit C), excluded from the computation of Operating Costs:

          (a) leasing commissions, attorneys' fees, costs and disbursement and other expenses incurred in connection with leasing, renovating or improving space for tenants or prospective tenants of the Project;

          (b) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving or decorating, painting or redecorating space for tenants or vacant space;

          (c) Landlord's costs of any services sold to tenants for which Landlord is entitled to be reimbursed by such tenants as an additional charge or rental over and above the Base Rent and Operating Costs payable under the lease with such tenant or other occupant;

          (d) any depreciation and amortization on the Project except as expressly permitted herein;

          (e) costs incurred due to violation by Landlord of any of the terms and conditions of this Lease or any other lease relating to the Project;

          (f) interest on debt or amortization payments on any mortgages or deeds of trust or any other debt for borrowed money;

          (g) all items and services for which Tenant reimburses Landlord outside of Operating Costs or pays third persons or which Landlord provides selectively to one or more tenants or occupants of the Project (other than Tenant) without reimbursement;

          (h)  advertising and promotional expenditures;

          (i) repairs or other work occasioned by fire, windstorm or other casualty, or by condemnation, or other work paid for through insurance or condemnation proceeds;

          (j) repairs resulting from any defect in the original design or construction of the Project;

          (k) amortization of the costs of improvements to the Project which are capital in nature, except to the extent set forth in Section 2(p) of this
                                                         ------------
Exhibit C;
----------

          (l) federal, state and local income taxes, inheritance taxes, estate taxes, gift taxes and franchise taxes paid by Landlord;

          (m) rents paid under any ground lease in respect of the Land or the Building;

          (n) any interest, fines, penalties and related expenses (including attorneys' fees)

                               Exhibit C, page 1
incurred by Landlord as a result of (i) Landlord's violation of any governmental rule, statute or authority (including specifically, without limitation, the failure of Landlord to pay timely real estate taxes or assessments in respect of the Project), (ii) default by Landlord under any mortgage encumbering the Project, or (iii) default by Landlord under this Lease;

          (o) losses of rent, bad debts or any damages or settlements paid to any other tenant, prospective tenant or occupant of the Building; or

          (p) costs representing an amount paid to an affiliate of Landlord which is in excess of the amount which would have been paid in the absence of such relationship;

          (q) costs incurred to test, survey, clean up, contain, abate, remove or otherwise remedy any Hazardous Substances from the Project placed thereon by Landlord.

     2.   Operating Cost Examples. The following are, without limitation,
          -----------------------
examples of costs included within the computation of Operating Costs:

          (a)  garbage and waste disposal;

          (b) janitorial service and window cleaning for the Project (including materials, supplies, light bulbs and ballasts standard to the Building, equipment and tools therefor and rental and depreciation costs related to any of the foregoing) or contracts with third parties to provide same;

          (c)  security;

          (d) insurance premiums (including, without limitation, property, rental value, liability and any other types of insurance carried by Landlord with respect to the Project, the costs of which may include an allocation of a portion of the premium of a blanket insurance policy maintained by Landlord);

          (e) business or excise taxes payable on account of Landlord's ownership or operation of the Project (including, without limitation, any state tax imposed upon Landlord as a substitute in whole or in part for, or in addition to, real property taxes assessed against the Premises as of the date of this Lease);

          (f) real estate taxes, assessments, excises, and any other governmental levies and charges of every kind and nature whatsoever, general and special, extraordinary and ordinary, foreseen and unforeseen, which may during the Term be levied or assessed against, or arising in connection with the use, occupancy, operation or possession of, the Project, or any part thereof, or substituted, in whole or in part, for a real estate tax, assessment, excise or governmental charge or levy previously in existence, by any authority having the direct or indirect power to tax, including interest on installment payments and all costs and fees (including attorneys' fees) incurred by Landlord in contesting or negotiating with taxing authorities as to same; provided, however, that Landlord will pay all such taxes and assessments over the longest

                               Exhibit C, page 2
period of time permitted by the applicable taxing authority;

          (g)  water and sewer charges and any add-ons;

          (h) operation, maintenance, and repair (to include replacement of components) of the Project, including but not limited to all floor, wall and window coverings and personal property in the Common Areas, Building systems such as heat, ventilation and air conditioning system, elevators, escalators, and all other mechanical or electrical systems serving the Building and the Common Areas and Service Areas and service agreements for all such systems and equipment (to the extent any of such costs constitute capital expenditures, then the last sentence of Subsection 2(p) below shall apply);

          (i) charges for any easement maintained for the benefit of the Project;

          (j)  license, permit and inspection fees;

          (k) compliance with any fire safety or other governmental rules, regulations, laws, statutes, ordinances or requirements imposed by any governmental authority or insurance company with respect to the Project during the Term hereof (to the extent any of such costs constitute capital expenditures, then the last sentence of Subsection 2(p) below shall apply);

          (l) wages, salaries, employee benefits and taxes (or an allocation of the foregoing) for personnel working full or part time in connection with the operation, maintenance and management of the Project;

          (m) accounting and legal services (but excluding legal services in connection with negotiations and disputes with specific tenants unless the matter involved affects all tenants of the Project);

          (n) administrative and management fees for the Project and Landlord's overhead expenses directly attributable to Project management;

          (o)  indoor or outdoor landscaping;

          (p) depreciation (or amortization) of Required Capital Improvements and Cost Savings Improvements. "Required Capital Improvements" will mean capital improvements or replacements made in or to the Building in order to conform to any future law, ordinance, rule, regulation or order of any governmental authority not existing as of the date of this Lease having jurisdiction over the project, including, without limitations, The Disabilities Acts. "Cost Savings Improvements" will mean any capital improvements or replacements which are intended to reduce, stabilize or limit increases in Operating Costs. The cost of Required Capital Improvements, Cost Savings Improvements and depreciable (or amortizable) maintenance and repair items (e.g., painting of Common Areas, replacement of carpet in elevator lobbies), will be amortized over the useful life of the applicable item in accordance with generally accepted accounting principles.

                               Exhibit C, page 3

          (q) expenses and fees (including attorneys' fees) incurred contesting of the validity or applicability of any governmental enactments which may affect Operating Costs.

          (r) Costs incurred by Landlord for (i) electricity utilized in connection with the operation, maintenance, and use of the Project, and (ii) sales, use, excise and other taxes assessed by governmental authorities on electricity.

          (s) all assessments owed by Landlord pursuant to the Amended and Restated Declaration of Covenants, Conditions and Restrictions (Including the Fifth Amendment) for Enclave (the "Declaration"), including, but not limited to, the Basic Charge (as such term is defined in the Declaration).

     3. Landlord will credit against Operations Costs any refunds received as a result of tax contests, after deduction for Landlord's costs in connection with same.

     4.   The foregoing provisions of this Exhibit C will not be deemed to
                                           ---------
require Landlord to furnish or cause to be furnished any service or facility not otherwise required to be furnished by Landlord pursuant to the provisions of this Lease, although Landlord, in Landlord's absolute discretion, may choose to do so from time to time.

                               Exhibit C, page 4

                                   EXHIBIT D

                         BUILDING RULES AND REGULATIONS
                         ------------------------------

     The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith, and the appurtenances thereto:

1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

5. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

                               Exhibit D, Page 1

7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, shall be repaired at the expense of such tenant.

8. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways.
     No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

9. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

10. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord.

11. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

12. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

13. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

14. All vehicles are to be currently licensed, parked for business purposes having to do with tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot."

                               Exhibit D, Page 2

                                   EXHIBIT E


            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------


     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made and entered into this ____ day of ____________, 2000, by
 ---------
and between ___________, ___________________________a ____________ corporation
(hereinafter referred to as "Tenant"), and ___________________________________
                             ------
_____________________________________________________________, a
______________________ (hereinafter referred to as "Lender").
                                                    ------

     WHEREAS, pursuant to that certain Office Building Lease (hereinafter referred to as the "Lease") dated _______, 2000, between __________________
                    -----
___________________________________ (hereinafter referred to as "Landlord"), as
                                                                 --------
Landlord, and Tenant, as Tenant, Landlord leased to Tenant __________ square feet of space (hereinafter referred to as the "Premises") in an office building
                                               --------
(the "Building") located at ____ _____________________________, a legal
      --------
description of the Building and the land on which the Building is located being set forth on Exhibit "A" attached hereto and by this reference made a part
             -----------
hereof (the Building and such land being hereinafter referred to as the "Property"); and
 --------

     WHEREAS, Landlord has granted to Lender a security interest in and to the Property pursuant to a certain Deed of Trust executed by Landlord in favor of ________________________ as Trustee, for the benefit of Lender, dated _________
______________, 2000, recorded or to be recorded in the public records of
_______________ County, Texas (hereinafter referred to as the "Mortgage").
                                                               --------

     WHEREAS, Tenant has been requested by Lender and by Landlord to enter into this Agreement, and Tenant is willing to do so as hereinafter set forth;

     WHEREAS, Lender and Tenant desire to confirm their understanding with respect to the Lease and the Mortgage;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and promises contained herein, and other good and valuable consideration, Lender and Tenant hereby agree as follows:

     1.   Subordination.  The Lease and the rights of Tenant thereunder are
          -------------
hereby subordinated and shall be and remain subordinated to the Mortgage and the lien thereof, and to any and all renewals, modifications, consolidations, spreaders and extensions thereof. Nothing contained herein shall be deemed or construed as limiting or restricting the

                               Exhibit E, Page 1
enforcement by Lender of any of the terms, covenants, provisions or remedies contained in the Mortgage, to the extent not inconsistent with the Lease.

     2.   Non-Disturbance.  For purposes hereof, the term "Remedial Action"
          ---------------                                  ---------------
shall mean the transfer of title to the Property by foreclosure, deed in lieu of foreclosure or otherwise in the exercise of Lender's rights under the Mortgage, and the term "Purchaser" shall mean Lender or any other party who acquires title
              ---------
to the Property pursuant to a Remedial Action. It is hereby agreed that in the event of a Remedial Action, and so long as no default by Tenant then exists under the Lease beyond any applicable cure period, then the Lease and Tenant's right to possession of the Premises thereunder shall not be terminated, nor shall any of Tenant's other rights under the Lease be affected on account of such Remedial Action, and Tenant's possession of the Premises and Tenant's rights and privileges under the Lease, or under extensions or renewals thereof, shall not be diminished or interfered with by Purchaser. Tenant's occupancy of the Premises shall not be disturbed by Purchaser for any reason whatsoever during the term of the Lease or any extension or renewal thereof, except as would be permitted for Landlord to do so, provided that no default by Tenant exists under the Lease beyond any applicable cure period.

     3.   Joinder of Tenant as Party Defendant.  So long as Tenant is not in
          ------------------------------------
default beyond any applicable cure period in the payment or performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed, Lender will not join Tenant as a party defendant in any foreclosure action or other proceeding under the Mortgage or otherwise.

     4.   Attornment; Obligations of Lender.
          ---------------------------------

          (a) If the interests of Landlord in the Property shall become owned by a Purchaser, then: (i) Tenant shall be directly bound to Purchaser as landlord under all the terms, covenants and conditions of the Lease, subject to the terms of this Agreement, for the balance of the term of the Lease and for any extensions or renewals thereof which may be duly exercised by Tenant, with the same force and effect as if Purchaser were the Landlord under the Lease; and
(ii) Tenant will attorn to Purchaser as its landlord, said attornment to be effective and self-operative (without the execution of any further instruments) immediately upon Purchaser succeeding to the interest of the Landlord under the Lease; provided, however, that Tenant shall have received written notice from Purchaser that it has succeeded to the interest of the Landlord under the Lease.

          (b) The respective rights and obligations of Tenant and Purchaser upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions and renewals thereof, shall be and are the same as now set forth in the Lease, and Tenant shall have the same remedies against Purchaser for the breach of any agreement contained in the Lease that Tenant would have under the Lease against Landlord if Purchaser

                               Exhibit E, Page 2
had not succeeded to the interest of Landlord; provided, however, that, notwithstanding anything to the contrary contained herein, Purchaser shall not:

               (i) be liable for any damages or other relief or be subject to any offsets or defenses of any kind in any case attributable to any default by any prior landlord under the Lease (including, without limitation, Landlord), unless notice thereof has been given to Lender pursuant to Paragraph 7 hereof and such default has not been cured within the grace period, if any, provided for doing so under the Lease; provided, however, the foregoing shall not be construed as imposing personal liability on Purchaser, but Tenant shall have all of its rights and remedies pursuant to the Lease and at law or in equity by reason of such default if same is not cured within the grace period provided in the Lease;

               (ii) be bound by any prepayment by Tenant of more than one month's installment of rent, unless such prepayment of rent shall have been approved in writing by Lender (or by any subsequent holder of the Mortgage of which Tenant has been notified in writing).

               (iii) be bound by any amendment to the Lease which requires the approval of Lender pursuant to Paragraph 6(b) below, unless written approval thereof has been obtained from Lender (or by any subsequent holder of the Mortgage of which Tenant has been notified in writing).

     5.     Assignment of Rents.  Tenant acknowledges that, in addition to the
            -------------------
Mortgage and certain other documents, the loan secured by the Mortgage will be secured by an Assignment of Leases and Rents ("Assignment of Leases") whereby
                                               --------------------
the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Lender as security for such loan. In the event that Lender (or any person or entity to whom the Mortgage and/or Assignment of Leases may subsequently be assigned) notifies Tenant in writing of a default under the Mortgage or Assignment of Leases and demands that Tenant pay its rent and all other sums due under the Lease to Lender (or such future lender), Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to Lender (or such future lender) or as otherwise required pursuant to such notice. By its execution hereof, Landlord hereby agrees that Tenant shall have the right to honor such demand by Lender (or such future lender) without incurring liability to Landlord.

     6.   Agreement of Tenant.  Tenant agrees not to do any of the following:
          -------------------

          (a) prepay the rent under the Lease for more than one (1) month in advance;

                               Exhibit E, Page 3

          (b) enter into any agreement with Landlord to amend or modify the Lease to reduce the rental thereunder or increase the obligations or liabilities of Landlord, or reduce any cure periods provided to Landlord thereunder, or terminate the Lease, without prior written consent of Lender; or

          (c) voluntarily surrender the Premises or terminate the Lease without cause.

     7.   Notices Sent to Landlord/Lender Right to Cure.  In the event of a
          ---------------------------------------------
default by Landlord under the Lease, Tenant hereby agrees to give Lender the same notice and cure period, if any, granted Landlord under the Lease before Tenant takes action with respect to the uncured default. Lender shall have the right, but not the obligation, to cure any default by Landlord within the aforementioned cure period. Notwithstanding the foregoing provisions, however, if the default by Landlord is of such a nature that it cannot be cured by Lender (for example, the filing of bankruptcy by Landlord), then Tenant shall not be obligated to give Lender such notice. It is expressly understood and agreed that if Tenant is not obligated to give Landlord any notice with respect to the failure of Landlord to perform a repair obligation in the event of an emergency, then Tenant shall not be required to give Lender notice in respect thereof prior to commencing a cure.

     8.   Amendment.  This Agreement may not be modified or amended, except by
          ---------
a writing by Lender and Tenant or their respective successors in interest, as applicable. Upon satisfaction of the Mortgage, this Agreement shall become null and void and be of no further affect.

     9.   Notices.  Whenever in this Agreement it is provided that notice be
          -------
given to or served upon either of the parties, each such notice or demand shall be in writing, and (a) personally delivered, or (b) sent by FedEx or other nationally recognized overnight courier for next day delivery, to the addresses of the parties hereinafter specified. Any notice which is sent by overnight courier will be deemed to have been given on the regular business day next following the date of deposit of such notice in a depository of the overnight courier. Either party may change this address for notice by notice to the other party. The addresses for notices are as follows:

     If addressed to Lender:




     With a copy to:


                              Exhibit E, Page 4

     If sent to Tenant:




     With a copy to:



     10.    Effectiveness.  Notwithstanding anything herein to the contrary,
            -------------
Tenant shall not be bound by any terms of this Agreement until Tenant has received a duplicate original of this Agreement executed by Lender.

     11.    Binding Effect.  This Agreement shall be binding upon the parties
            --------------
hereto, and their successors and assigns. In addition, this Agreement shall be binding upon any successor to Lender's interest as Landlord under the Lease.


     This Agreement has been executed by Lender and Tenant as of the ____ day of _________, 2000.

                                     TENANT:

                                     _________________________________


                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                               Exhibit E, Page 5

                                     LENDER:


                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                     LANDLORD:

                                     ____________________________________


                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                               Exhibit E, Page 6

                                   EXHIBIT F

                               GUARANTY OF LEASE
                               -----------------

  WHEREAS, Wells Operating Partnership, L.P., a Delaware limited partnership, as Landlord ("Landlord"), and Enclave Parkway Realty, Inc., a Delaware corporation, as Tenant ("Tenant"), are about to enter into a certain lease ("Lease") of even date herewith of certain premises ("Leased Premises") located in Houston, Texas, as more fully described in the Lease, and

  WHEREAS, Tenant is a wholly-owned subsidiary corporation of The Shaw Group, Inc. a Louisiana corporation ("Guarantor"), and

  WHEREAS, Guarantor acknowledges that Landlord would not enter into the Lease unless this Guaranty accompanied execution and delivery of the Lease.

  NOW, THEREFORE, in consideration of One ($1.00) Dollar and other valuable consideration and to induce Landlord to enter into the Lease, Guarantor, having an office at 8545 United Plaza Blvd., Baton Rouge, Louisiana, does hereby on behalf of itself and its successors and assigns covenant and agree as follows:

  (a) If Tenant, its successors or assigns, shall default at any time during the term of the Lease (including any renewal terms) in the payment of Base Rent (as defined in the Lease), additional rent, or other charges payable by Tenant under the Lease, or in the observance or performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be observed or performed, beyond the applicable grace period provided in the Lease for the curing of such default, then Guarantor will, on demand, observe and perform said terms, covenants and conditions and pay to Landlord all Base Rent, additional rent and other charges payable under the Lease, together with all arrearages of the foregoing

                               Exhibit F, Page 1
amounts, all interest, fees, penalties, late fees, damages and expenses which Landlord is entitled to recover pursuant to the terms of the Lease in consequence of a default under the Lease, all reasonable costs and expenses that may be incurred by Landlord in enforcing Tenant's covenants and agreements under the Lease and all reasonable costs that may be incurred by Landlord in enforcing the covenants and agreements of Guarantor hereunder, without requiring notice from Landlord or any other person or entity;

  (b) Guarantor may, at Landlord's option, be joined in any action or proceeding commenced by Landlord against Tenant in connection with and based upon the Lease or any term, covenant or condition thereof, and that recovery may be had against Guarantor in such action or proceeding or any independent action or proceeding against Guarantor without Landlord first asserting, prosecuting, or exhausting any remedy or claim against Tenant, its successors or assigns;

  (c) This Guaranty shall remain and continue in full force and effect as to any renewal, extension, modification or amendment of the Lease and as to any assignee of Tenant's interest in the Lease, and notwithstanding the fact that any assignee of Tenant's interest in the Lease shall be released thereunder, however, this Guaranty shall automatically terminate if Tenant assigns its interest in the Lease to Guarantor, or if Tenant merges with Guarantor;

  (d) (i) This Guaranty constitutes an absolute, unconditional, present and continuing guaranty of payment and not of collection and (ii) the validity of this Guaranty and the obligations of Guarantor hereunder shall in no wise be terminated, affected or impaired by reason of (A) any action which Landlord and/or any lender of Landlord ("Lender") may take or fail to take against Tenant, (B) any waiver of, or failure to enforce, any of the rights or remedies reserved to Landlord in the Lease, or otherwise, (C) the bankruptcy or insolvency of Tenant under the Lease and whether or not the term thereof shall


                               Exhibit F, Page 2
terminate by reason of said bankruptcy or insolvency, (D) any set-off, counterclaim, reduction or diminution of an obligation, or any defense of any kind or nature (other than payment of the liabilities and obligations guaranteed hereunder) which Guarantor or Tenant has or may have with respect to a claim hereunder or under the Lease, or (E) any other occurrence or circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. No invalidity, irregularity, contractual or other unenforceability of all or any part of the liabilities and obligations guaranteed hereunder or of any security therefor, shall affect, impair or be a defense to this Guaranty;

  (e) In the event of termination of the Lease by reason of the occurrence of an event of default enumerated in Section 12.1 of the Lease or in the event of the disaffirmance or rejection of the Lease in any bankruptcy or insolvency proceeding, and without limiting any of Landlord's rights under this Guaranty, Guarantor shall, upon written request of Landlord, made within thirty (30) days next following notice to Landlord of any such termination, disaffirmance or rejection or, at any time thereafter, (i) pay to Landlord all Base Rent, additional rent and other charges due and owing from Tenant to Landlord under the Lease to and including the date of such termination, disaffirmance or rejection, and (ii) enter, as "Tenant", into a new lease with Landlord, of the Leased Premises demised in the Lease for a term commencing on the effective date of such termination, disaffirmance or rejection, and ending on the date fixed in the Lease for its natural expiration (unless such new lease shall be sooner terminated as therein provided) at the same Base Rent and upon the same executory terms, covenants and conditions as are contained in the Lease except that (a) Guarantor's right as "Tenant" under the new lease shall be subject to the possessory rights of Tenant under the Lease and the possessory rights of any person, firm or corporation claiming by, through or under Tenant or by virtue of any statute or of an order of any court, and (b) such new lease to Guarantor shall require that all defaults existing under the Lease be cured by Guarantor with due diligence, (iii) execute and deliver to Lender a subordination, non-disturbance and attornment agreement (the "New Subordination

                               Exhibit F, Page 3

Agreement") substantially identical to the subordination, non-disturbance and attornment agreement of even date herewith executed by Tenant and (iv) deliver to Landlord and Lender an opinion of counsel reasonably satisfactory to Landlord and Lender stating that the new lease and the New Subordination Agreement are duly executed, authorized and delivered. In the event Guarantor shall default in its obligation to enter into said new lease and such default shall continue for a period of ten (10) days next following Landlord's request therefor, then, in addition to all other remedies by reason of such default, either at law or in equity, Landlord shall have the same rights and remedies against Guarantor as if Guarantor had entered into said new lease and said new lease had thereafter been terminated, as at the commencement date thereof, by reason of Guarantor's default thereunder;

  (f) If Guarantor consolidates or merges with, or sells or otherwise disposes of all or substantially all of its assets to any other individual, corporation, company, partnership, association, trust or any other entity or organization (herein referred to as a "Person"), in each case whether directly or indirectly, and if Guarantor is not the survivor of such transaction, the survivor shall (i) be a Person subject to the laws of a State of the United States and (ii) expressly assume in writing Guarantor's obligations under this Guaranty;

  (g) Guarantor hereby waives notice of acceptance of this Guaranty and of any liability to which it may apply, and notice or proof of reliance by Landlord or Lender upon this Guaranty, and further waives diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any of the liabilities and obligations guaranteed hereby, suit or taking other action or making any demand against, and any other notice to, any Person liable thereon (including Guarantor);

  (h) If claim is ever made upon Landlord or Lender for repayment or recovery of any amount or amounts received by Landlord or Lender in payment or on account of the liabilities and obligations guaranteed hereunder and Landlord or Lender repays to or for the

                               Exhibit F, Page 4
benefit of Guarantor or Tenant or any of their respective creditors all or part of such amount by reason of (i) any judgment, decree or order or any court or administrative body having jurisdiction over Landlord or Lender, or (ii) any settlement or compromise of any such claim effected by Landlord or Lender with any such claimant (including Tenant), then and in such event Guarantor shall be and remain liable under this Guaranty for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Landlord or Lender;

  (i) Nothing contained in this Guaranty shall be construed to give Guarantor any direct or indirect claim, right or remedy against Tenant by reason of this Guaranty and/or any performance by Guarantor, including, without limitation, any claim, remedy or right of subrogation, reimbursement or participation in any claim, right or remedy of Landlord or Lender against Tenant, and all such claims, rights or remedies are hereby waived. Guarantor will protect, indemnify and hold harmless Landlord and Lender from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs, fees, charges and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against it or them by reason or arising out of any payment of Base Rent or additional rent under the Lease being deemed or asserted to be voidable under the United States Bankruptcy Code or any other bankruptcy or insolvency law, whether by reason of being a preference or otherwise;

  (j) Guarantor submits itself to the jurisdiction of the State of Texas in any action or proceeding arising out of or under the Lease or this Guaranty, and agrees that the laws of the State of Texas shall apply in any such action or proceeding;

  (k) Guarantor agrees that all notices, consents and other communications under this Guaranty (collectively, "Notice" or "Notices") shall be in writing and shall be deemed to have been given hereunder for all purposes (i) three (3) days after having been sent by United States mail, by registered or certified mail, return receipt requested, postage prepaid,

                               Exhibit F, Page 5
addressed to the other party at its address as stated below, (ii) one (1) day after having been sent by Federal Express or other nationally recognized air courier service, to the addresses stated below or (iii) upon confirmation of transmission via facsimile, provided that a conforming signed original is mailed to the party to receive the notice on the date it is transmitted:

          To Landlord:
                    Wells Operating Partnership, L.P.
                    c/o Cardinal Capital Partners, Inc.
                    8411 Preston Road, Suite 850
                    Dallas, Texas 75225
                    Facsimile:  214-696-9845

          With a copy to Lender:
                    Guaranty Federal Bank, F.S.B.
                    8333 Douglas Avenue
                    Dallas, Texas 75225
                    Facsimile:  _________

          To Guarantor:
                    The Shaw Group, Inc.
                    Attn:  Walter R. Rhodes
                    8545 United Plaza Blvd.
                    Baton Rouge, Louisiana 70809
                    Facsimile: 225-925-9146

          With a copy to:
                    Office of General Counsel
                    Attn: Gary P. Graphia
                    The Shaw Group, Inc.
                    8545 United Plaza Blvd.
                    Baton Rouge, Louisiana 70809
                    Facsimile: 225-932-2642

  If any Lender shall have advised Guarantor by Notice in the manner aforesaid that it is the holder of a mortgage on the Leased Premises and stating in said Notice its address for the receipt of Notices, then simultaneously with the giving of any Notice by Guarantor to Landlord, Guarantor shall serve one or more copies of such Notice upon Lender in the

                               Exhibit F, Page 6
manner aforesaid. For the purposes of this paragraph, any party may substitute its address by giving fifteen (15) days notice to the other party in the manner provided above;

  (l) This Guaranty shall be interpreted and enforceable in accordance with the laws of the State of Texas and shall be binding on Guarantor, its successors and assigns, and shall enure to the benefit of Landlord and Lender, their and each of their respective successors and assigns and all future owners of the Leased Premises. If any portion of this Guaranty is determined to be invalid or unenforceable, the remainder of this Guaranty shall nevertheless continue in full force and effect. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction;

  (m) Neither this Guaranty nor any term hereof may be changed, waived, discharged, amended, modified, extended or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought, together with the written consent of the Landlord, which consent may be withheld at Landlord's discretion. Any such attempted change, waiver, discharge, amendment, modification, extension or termination without such consent of the Landlord shall be void and of no force and effect; and

  (n) Guarantor hereby warrants and represents that Guarantor is the owner and holder of all the issued and outstanding shares of Tenant and that the execution and delivery of this Guaranty are not in contravention of its Certificate of Incorporation or by-laws and have been authorized by its Board of Directors and are in furtherance of its corporate purposes, and that said Board of Directors has full authority under the said by-laws to authorize the execution of this Guaranty and to validly bind Guarantor.

                               Exhibit F, Page 7

  WITNESS the execution of this instrument as a sealed instrument as of the _____day of _______________, 2000.

                              THE SHAW GROUP, INC.,
                              a Louisiana corporation

(Seal)
                              By:_____________________________

                                 Name:___________________________
                                 Title:__________________________

Attest:

_______________________
       Secretary


                               Exhibit F, Page 8

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


  On ________________, before me, ________________________ personally appeared
_______________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument as the _________________ of The Shaw Group, Inc., and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed this instrument.


WITNESS my hand and official seal.


-----------------------------
Signature of Notary


                               Exhibit F, Page 9

                                   EXHIBIT G

                         Site Plan Showing Excess Land

                                  see attached

                               Exhibit G, Page 10

                                  [SITE PLAN]